                                                                   Exhibit 10.13

                              THE BORROWERS NAMED
                                     HEREIN


                                      and


                         LEHMAN BROTHERS HOLDINGS INC.
                        D/B/A LEHMAN CAPITAL, A DIVISION
                        OF LEHMAN BROTHERS HOLDINGS INC.



                           __________________________

                                 LOAN AGREEMENT
                           __________________________



                    Dated:  As of August 12, 1999

          THIS LOAN AGREEMENT made as of the 12th day of August, 1999 between the undersigned borrowers listed on the signature pages hereto, (hereinafter referred to, individually and collectively, as the context may require, as a "Borrower" or "Borrowers"), each of the foregoing having an office at 1010
 --------      ---------
Wisconsin Avenue, N.W., Washington, D.C. 20007 and LEHMAN BROTHERS HOLDINGS INC. D/B/A LEHMAN CAPITAL, A DIVISION OF LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation, having an office at Three World Financial Center, New York, New York 10285 (hereinafter referred to, together with its successors and/or assigns, as "Lender");
             ------


                             W I T N E S S E T H :

          WHEREAS, at the request of Borrower, Lender has agreed to fund to Borrower a loan in the principal amount of $330,000,000 (the "Loan") pursuant to
                                                              ----
the terms of this Agreement;

          WHEREAS, the Loan is evidenced by that certain note of even date herewith in the original principal amount of $301,250,000 ("Note One"), made by certain of the Borrowers, as set forth on Schedule 1 attached hereto (the "Note One Borrowers"), to Lender, and that certain note of even date herewith in the original principal amount of $28,750,000 ("Note Two"), made by certain of the Borrowers, as set forth on Schedule 2 attached hereto (the "Note Two Borrowers"), to Lender (Note One and Note Two, collectively, together with all extensions, renewals, substitutions, modifications, amendments and restatements thereof, the "Note");
              ----

          WHEREAS, Note Two is secured by, among other things, two (2) mortgages, deeds of trust, deeds to secure debt and other real estate security instruments, as the case may be, each of even date herewith, made by the Note Two Borrowers to and for the benefit of Lender (the "Note Two Security Instruments"), but not by the Note One Security Instruments (defined below); and Note One is secured by, among other things, (i) the Note Two Security Instruments and (ii) seventeen (17) mortgages, deeds of trust, deeds to secure debt and other real estate security instruments, as the case may be, each of even date herewith, made by the Note One Borrowers to and for the benefit of Lender (the "Note One Security Instruments" and, together with the Note Two
             -----------------------------
Security Instruments, collectively, the "Security Instruments");
                                         --------------------

          NOW, THEREFORE, in consideration of ten dollars ($10) and other good and valuable consideration, the receipt of which is hereby acknowledged, Lender and Borrower hereby covenant and agree as follows:

1.   The Note and the Security Instruments.  The indebtedness of Borrower shall
     -------------------------------------
     be: (i) evidenced by the Note, and (ii) secured by, among other things, (a) the Security Instruments covering the fee interest of the applicable Borrower in the property described therein (individually, a "Property" and
                                                                  --------
     collectively, the "Properties"), (b) assignments of leases and rents each
                        ----------
     given by Borrower to Lender dated the date hereof and covering the Properties (the "Assignments of Rents"), (c) the Assignments of
                      --------------------
     Agreements, Permits and Contracts given by Borrower to Lender dated the date hereof and (d) the Conditional Assignment of Management Agreement and Subordination of Management Fees dated the date hereof given by Borrower and the Manager to Lender (as defined in the Security Instrument).

2.   Loan Documents.  The term "Loan Documents" as used in this Agreement shall
     --------------             --------------
     collectively mean the Note, the Security Instruments, the Assignments of Rents, the Assignments of Agreements, Permits and Contracts, the Environmental Indemnity Agreement, and the Conditional Assignment of Management Agreement and Subordination of Management Fees, the Guaranty of Recourse Obligations, the Subordination, Non-Disturbance and Attornment Agreements, each dated the date hereof, this Agreement and all other documents and instruments of any nature whatsoever executed or delivered in connection with the Loan.

 3.  Loan Repayment and Defeasance
     -----------------------------

     3.1  Prepayment and Repayment.  Borrower shall repay any outstanding
          ------------------------
principal indebtedness of the Loan in full on the Maturity Date (as defined in the Note) of the Loan, together with all accrued and unpaid interest thereon to (but excluding) the date of repayment and all other amounts due to Lender in connection with the Loan. Other than as required or permitted pursuant hereto in connection with a casualty or condemnation, Borrower shall have no right to prepay all or any portion of Loan.

     3.2  Voluntary Defeasance of the Note.
          --------------------------------

          (a) On or after the Optional Defeasance Date (defined below) subject to the terms and conditions set forth in this Section 3.2, Borrower may defease all or any portion of the Loan evidenced by the Note (a "Defeasance") with
                                                         ----------
Defeasance Collateral (defined below); provided that a partial defeasance of the Note shall be permitted only in connection with the release of one or more Properties in accordance with Section 4. Defeasance shall be subject, in each case, to the satisfaction of the following conditions precedent:

          (1) Borrower shall provide not less than thirty (30) days' prior written notice to Lender specifying the date (the "Defeasance
                                                                  ----------
               Date") on which the Defeasance Collateral is to be delivered and
               ----
               on which the Defeasance is to occur, as well as the anticipated outstanding principal balance of the Note as of the Defeasance Date.

          (2) Borrower shall pay to Lender all accrued and unpaid interest on the principal balance of the Note to but not including the Defeasance Date (and if the Defeasance Date is not a Payment Date, the Defeasance Collateral shall take into account the interest that would have accrued on the Note to but not including the next Payment Date).

          (3) Borrower shall pay to Lender all other sums, not including scheduled interest or principal payments, then due and payable under the Loan Documents.

          (4) No Event of Default shall exist on the Defeasance Date, except in the event of (A) a Defeasance of the entire outstanding principal balance of the Note prior to the Maturity Date or (B) an for an Event of Default relating solely to a Property that will be released from the lien of the Security Instrument thereon pursuant to Section 4 hereof in connection with such Defeasance.

          (5) Borrower shall deliver to Lender on the Defeasance Date the required Defeasance Collateral for the Defeasance, which Lender shall hold as security for the defeased portion of the Loan in accordance with the terms of this Agreement.

          (6) Borrower shall execute and deliver one or more security agreements, in form and substance satisfactory to Lender (in its reasonable judgment), creating a first priority lien on the Defeasance Collateral in accordance with the provisions of this
               Section 3.2 (the "Security Agreement").
                                 ------------------

          (7) Borrower shall deliver to Lender an opinion of counsel for Borrower in form and substance satisfactory to Lender (in its reasonable discretion) stating, among other things, that Lender has a perfected first priority security interest in the Defeasance Collateral.

          (8) If a Securitization has occurred, Borrower shall deliver to Lender an opinion of counsel for Borrower in form and substance satisfactory to Lender (in its reasonable discretion) and the applicable Rating Agency (in their sole discretion) that the transfer of the Defeasance Collateral in exchange for a release of the Lien on the Property or Properties securing the Note does not constitute a "significant modification" of the Loan under
               Section 1001 of the Code or cause the REMIC Trust to fail to qualify as a REMIC or otherwise cause a tax to be imposed on the REMIC Trust and that such transfer will not adversely affect the continued availability of any exemption relied upon in connection with the securitization from the prohibited transaction rules of ERISA and section 4975 of the Code.

          (9) Borrower shall deliver or cause to be delivered a nonconsolidation opinion with respect to the Successor Borrower (defined below), if any, in form and substance reasonably satisfactory to Lender and satisfactory to the applicable Rating Agency in their sole discretion.

          (10) Borrower shall deliver to Lender an Officer's Certificate certifying that the requirements set forth in this Section 3.2 have been satisfied.

          (11) Borrower shall deliver such other certificates, documents or instruments as Lender may reasonably request in connection with the satisfaction of the terms and conditions of this Section 3.2.

          (12) Borrower shall pay all revenue, documentary stamp or intangible taxes or any other tax or charge due in connection with the transfer of the Note, the creation of one or more Defeased Notes and Undefeased Notes, the transfer of one or more Defeased Notes or Undefeased Notes, or otherwise required to accomplish the Defeasance, together with all reasonable costs and expenses of Lender incurred in connection with the Defeasance, including any costs and expenses associated with the release of one or more Liens as provided in Section 4 hereof and reasonable attorneys' fees and expenses.

          (13) Borrower shall deliver to Lender a confirmation, in form and substance reasonably satisfactory to Lender, by a "Big Five" independent certified public accounting firm selected by Borrower, that the Defeasance Collateral shall generate monthly amounts sufficient to pay all Scheduled Defeasance Payments (defined below) and other amounts required to be paid by the Borrower hereunder in connection with the proposed Defeasance.

          (14) Borrower shall deliver to Lender a Rating Confirmation (defined below) with respect to such Defeasance.

          (15) In the event only a portion of the Loan evidenced by the Note is the subject of the Defeasance in connection with the release of any Lien of any Security Instrument on one or more Properties in accordance with the terms of Section 4 below (including, without, limitation, delivery of Defeasance Collateral sufficient to defease such Property or Properties based on the Release Amount of 125% of the Allocated Loan Amount for such Property or Properties) Borrower shall execute and deliver all necessary documents to amend and restate such Note and issue two substitute notes for each Note: one note having a principal balance equal to the defeased portion of the original Note (the "Defeased Note")
                                                               -------------
               and one note having a principal balance equal to the undefeased portion of the original Note (the "Undefeased Note"). The
                                                  ---------------
               Defeased Note and the Undefeased Note shall have identical terms as the original of each Note (and the Defeased Note or Defeased Notes and the Undefeased Note or Undefeased Notes shall be cross-defaulted with each other), except for the principal balance. A Defeased Note cannot be the subject of any further Defeasance.
               An Undefeased Note may be the subject of a further Defeasance in accordance with the terms of this clause (xv) (the term "Note", as used above in this clause (xv) for these purposes, being deemed to refer to the Undefeased Note that is the subject of further defeasance) and the other provisions of this Section 3.2; provided, however, that no such partial defeasance shall take place unless the conditions outlined in Section 4 are satisfied.

          (b) The Defeasance Collateral shall generate payments on or prior to, but as close as possible to, all successive Payment Dates after the Defeasance Date (including the Maturity Date) including the outstanding principal balance of either the Loan or the Defeased Note or Defeased Notes on the Maturity Date, and in amounts equal to the Debt Service due on such dates under the Note or Notes or Defeased Note or Defeased Notes, as applicable (the "Scheduled
                                                              ---------
Defeasance Payments").  Each of the obligations of the United States of America
-------------------
that is part of the Defeasance Collateral shall be duly endorsed by the holder thereof as directed by Lender or accompanied by a written instrument of transfer in form and substance wholly satisfactory to Lender (including, without limitation, such instruments as may be required by the depository institution holding such securities or by the issuer thereof, as the case may be, to effectuate book-entry transfers and pledges through the book-entry facilities of such institution) in order to perfect upon the delivery of the Defeasance Collateral a first priority security interest therein in favor of the Lender in conformity with all applicable state and federal laws governing the granting of such security interests. Borrower, pursuant to the Security Agreement or other appropriate document, shall irrevocably authorize and direct that the payments received from the Defeasance Collateral shall be made directly to Lender and applied to satisfy the obligations of Borrower under the Note or Notes or Defeased Note or Defeased Notes, as applicable.

          (c) Upon compliance with the requirements of this Section 3.2, Lender shall designate a successor entity (other than Lender or an affiliate of Borrower) (the "Successor Borrower") to which Borrower shall transfer and assign
                ------------------
all obligations, rights and duties under and to the Note or Notes or, with respect to the portion of the Note subject to such Defeasance, the Defeased Note, with respect to the together with the pledged Defeasance Collateral (and the obligation of the Lender named herein to designate a Successor Borrower shall be retained by such Person notwithstanding the sale or transfer of the Loan unless such obligation is specifically assumed by a transferee of the
Loan). The Successor Borrower shall assume the obligations under the Note or Notes or, as applicable, the Defeased Note and the Security Agreement. The Borrower shall pay $1,000 to any such Successor Borrower as consideration for assuming the obligations under the Note or Notes or, as applicable, the Defeased Note and the Security Agreement. Notwithstanding anything herein or in the Loan Documents that may be construed to the contrary, no other assumption fee shall be payable to the Successor Borrower upon or in consideration for its assumption of the Note or Notes or, as applicable, the Defeased Note and the Security Agreement in accordance with this a Defeasance hereunder, but Borrower shall pay all reasonable out-of-pocket costs and expenses incurred by Lender, including Lender's reasonable attorneys' fees and expenses, incurred in connection therewith.

     3.3  Default Prepayment.  If all or any part of the principal amount of the
          ------------------
Loan is prepaid upon acceleration of the Loan following the occurrence of an Event of Default at any time prior to the Maturity Date, Borrower shall be required to make a payment (the "Yield Maintenance Payments") in an amount equal
                                 --------------------------
to the greater of (a) three (3%) of such prepaid principal balance and (b) the excess, if any, of (i) the sum of (A) the aggregate respective present values of all scheduled interest payments in respect of the Loan (or the portion of all such interest payments corresponding to the portion of the principal of the Loan to be prepaid upon acceleration) for the period from the date of such prepayment upon acceleration to (and including) the Maturity Date, discounted monthly at a rate equal to the Treasury Constant Yield, such yield equivalent to a percentage expressed on the basis of a 360 day year of twelve 30 day months and (B) the aggregate respective present values of all scheduled principal payments in respect of the Loan (or the then unpaid portion thereof to be prepaid upon acceleration), assuming for these purposes that the entire outstanding scheduled principal amount of the Loan as of the Maturity Date were to be paid in full on such Payment Date, discounted monthly at a rate equal to the Treasury Constant Yield, such yield equivalent to a percentage expressed on the basis of a 360 day year of twelve 30 day months over (ii) the then current outstanding principal amount of the Loan (or the then unpaid portion thereof to be prepaid upon acceleration). If the Yield Maintenance Payments as calculated pursuant to this clause (b) would not be a positive number, then the number yielded by such calculation shall be zero. For purposes of this Section 3.3, the amount of the Loan on the date of prepayment shall be determined after giving effect to any payment of scheduled amortization made on such date. The determination of the Yield Maintenance Payments by Lender shall be conclusive and binding on Borrower in the absence of manifest error.

     3.4  Involuntary Prepayment.  Following a casualty or condemnation, in the
          ----------------------
event that Lender elects, pursuant to the terms of the Loan Documents, to apply casualty proceeds or a condemnation award to the Debt, no prepayment premium shall be due in connection therewith, provided that (i) no Event of Default exists, (ii) no other sums (including interest) are due hereunder or under any of the other Loan Documents and (iii) no amount may be prepaid in excess of the amount of casualty proceeds or condemnation award, as the case may be. Any proceeds or awards applied pursuant to this Section 3.4 shall be applied to the reduction of the then outstanding principal balance of the Note in the inverse order in which principal payments are due thereunder.

4.   Release of the Property.
     -----------------------

     4.1  No Release.  Except as set forth in this Section 4, no repayment,
          ----------
prepayment or Defeasance of all or any portion of any Note shall cause, give rise to a right to require, or otherwise result in, the release of the Lien of any Security Instrument on any of the Properties.

     4.2  Release of all Properties.  (a)  If Borrower has elected to defease
          -------------------------
the Note in its entirety, and the requirements of Section 3 have been satisfied, all of the Properties shall be released from the Liens of their respective Security Instruments and the Defeasance Collateral, pledged pursuant to the Security Agreement, shall be the sole source of collateral securing the Notes and Borrower and the Guarantors shall be released from their obligations under the Loan Documents (other than those arising under the Environmental Indemnity, the Cooperation Agreement or which otherwise survive by their express terms).

          (b) In connection with the release of the Liens contemplated in this
Section 4, Borrower shall submit to Lender, not less than fifteen (15) days prior to the Defeasance Date, a release of Liens (and related Loan Documents) for each Property (for execution by Lender) in a form appropriate in the applicable state and otherwise satisfactory to Lender in its reasonable discretion and all other documentation Lender reasonably requires to be delivered by Borrower in connection with such release (collectively, "Release Instruments"), together with an Officer's Certificate certifying that such documentation is in compliance with all Legal Requirements. Lender shall execute such Release Instruments on or prior to the Defeasance Date if all of the conditions herein to such release of Liens have been satisfied, and promptly upon such Defeasance, Lender shall transfer to Borrower any funds in the Collateral Accounts with respect the Property or Properties which are the subject of such Defeasance.

     4.3  Partial Releases.  In connection with a Defeasance of a portion but
          ----------------
less than all of the Note, and subject to the terms and conditions set forth herein, Borrower shall have the right, from time to time, on any Payment Date (as defined in the Note), or on any Business Day (as defined in the Note), to obtain a release (a "Property Release") of a Property from the lien on the
                     ----------------
related Security Instrument provided that (I) no default under this Agreement, the Note, the Security Instruments or any other Loan Document has occurred and is continuing (except for a default which relates solely and specifically to the Property or Properties proposed to be released, and which release would cure such default in respect of the Loan) and (II) subject to compliance with the provisions set forth below in this Section 4.3, legal, record, economic and beneficial ownership of the Property for which a Property Release is being requested (the "Release Premises") is simultaneously with the granting of the
                ----------------
Property Release transferred (a "Release Premises Transfer") to and shall be
                                 -------------------------
owned immediately after such Property Release by a person(s), party(ies) or entity(ies) other than Borrower, or, except as provided below, any Affiliate of Borrower ("Release Premises Transferee"). In the event that the Borrower seeks
           ---------------------------
to release a Property from the lien of the related Security Instrument, Lender shall release such Property from the lien of the related Security Instrument and the Loan Documents, but only compliance with the following conditions:

          (a) Borrower shall (on or after the Optional Defeasance Date), defease the portion of the Note equal to the Release Amount (defined below) of the Property being released (together with all accrued and unpaid interest on the principal amount being so defeased), and such defeasance shall be undertaken pursuant to the terms and conditions of Section 3, and all of such terms and conditions shall be satisfied, including, without limitation, Section 3.2(a)
(xv) and Section 3.2(c).

          (b) Borrower shall submit to Lender, not less than twenty (20) days prior to the date of such release, all the Release Instruments together with an Officer's Certificate certifying that such documentation (i) is in compliance with all Legal Requirements and (ii) will not impair or otherwise adversely affect the Liens, security interests and other rights of Lender under the Loan Documents not being released (or as to the parties to the Loan Documents and Properties subject to the Loan Documents not being released). In the event that an Affiliate of Borrower is to be the Release Premises Transferee, such Officer's Certificate shall also certify that the aggregate Allocated Loan Amounts applicable to the total number of Release Premises which have been transferred to Affiliates of Borrower (including the proposed transfer) shall not exceed 30% of the original principal balance of the Note.

          (c) With respect to any release of one or more Properties, after giving effect to such release, the Debt Service Coverage Ratio for all of the Properties then remaining subject to the Liens of the Security Instruments shall be not less than the greater of (x) the Debt Service Coverage Ratio immediately preceding the proposed release of a Property (for purposes of this calculation, the income derived from the Defeasance Collateral delivered to Lender in connection with a partial Defeasance occurring prior to the partial Defeasance in question shall be included in the numerator of the Debt Service Coverage Ratio to the extent that the amount of the income derived from such Defeasance Collateral exceeds the debt service with respect to the applicable Defeased
Note) and (y) the Origination Debt Service Coverage Ratio; provided, however, that in order to meet the test set forth in this clause (c), Borrower shall be permitted to defease that portion of the Loan in addition to the applicable Release Amount sufficient to increase the Debt Service Coverage Ratio to the required level.

          (d) If the Operating Lease (as defined in the Security Instruments) for the Release Premises proposed to be released has been terminated pursuant to
Section 36.1 of the Operating Lease, and, after giving effect to such release, the Borrower that owned the Release Premises prior thereto (the "Release
                                                                 -------
Premises Transferor") is the owner of a Property that remains encumbered by the
-------------------
lien of the Security Instruments, Borrower shall deliver an estoppel certificate from the Operating Tenant (as defined in the Security Instrument) in form satisfactory to Lender stating that the Operating Lease has been terminated and that the Operating Tenant has released the Release Premises Transferor from all liability and obligation to the Operating Tenant in connection with the Operating Lease and that the Release Premises Transferor has no further liability or obligation in connection with said Operating Lease or, if the Operating Lease on the Release Premises has not been terminated, Borrower shall deliver an estoppel certificate from the Operating Tenant in form satisfactory to Lender that such Operating Lease, as it relates to the Release Premises, is and will remain in full force and effect following the Release Premises Transfer and that the Release Premises Transferor has no liability or obligation to the Operating Tenant in connection with the Operating Lease.

          (e) The Property located in Philadelphia, Pennsylvania (the "Philadelphia Property") may not be the subject of a Property Release unless either (i) the Property located in Austin, Texas (the "Austin Property") is released simultaneously pursuant to and in compliance with this Section 4.3, including the requirement to deliver Defeasance Collateral, or (ii) the interest in BA Parkway Associates II. L.P. held by CapStar AP Partners, L.P. is simultaneously transferred to an entity other than one of the Borrowers. The Property located in Madison, Wisconsin (the "Madison Property") may not be the subject of a Property Release unless either (i) all of the Properties owned by Meristar Secured Holdings LLC are released simultaneously pursuant to and in compliance with this Section 4.3, including the requirement to deliver Defeasance Collateral, or (ii) the interest in the Borrower which owns the Madison Property held by Meristar Secured Holdings LLC is simultaneously transferred to an entity other than one of the Borrowers.

     4.4  Release of Lien.  Lender shall, upon the written request and at the
          ---------------
expense of Borrower, upon payment in full of all of the Debt in accordance with the terms of the Loan Documents, release the Liens of the Security Instruments and other Loan Documents not theretofore released and transfer to Borrower all sums then on deposit in the Collateral Accounts.

     4.5  Disclosed Partial Releases.   Notwithstanding anything to the contrary
          --------------------------
contained in this Section 4 and provided that no default under this Agreement, the Note, the Security Instruments or any other Loan Document has occurred and is continuing, Borrower may request a release of a portion of the Mortgaged Property upon which no improvements have been erected from the lien of the Security Instrument for the Mortgaged Property (the "San Jose Security Instrument") known as the Crowne Plaza, San Jose, California (the "San Jose Crowne Plaza") upon the following terms and conditions:

          (a) the term "Release Parcel" as used in this Subsection shall mean that portion of unimproved land which Borrower may seek to release from the lien of the San Jose Security Instrument pursuant to this Section as more particularly described on Schedule 3 attached hereto;

          (b) Borrower shall submit to Lender not less than 15 days prior to the date of such release along with that notice attached hereto as Exhibit A an Officer's Certificate certifying to Lender that (A) the balance of the Property shall continue to be subject to the lien of the San Jose Security Instrument and will not be divided or affected in any way which would have a materially adverse effect on the operation, use or value of the San Jose Crowne Plaza or on the Borrowers ability to timely pay the Debt or adversely affect the security position of Lender under the San Jose Security Instrument, (B) ingress and egress to and from the portion of the San Jose Crowne Plaza remaining subject to the lien of the San Jose Security Instrument will not be terminated or restricted as a result of any such release, (C) such release shall not cause or result in a violation of any of the other provisions of the San Jose Security Instrument or any other Loan Documents, and (D) any parking spaces that are lost will promptly be replaced if necessary to comply with the requirements of any applicable laws or agreements pertaining to the San Jose Crowne Plaza;

          (c) if requested by Lender, Borrower shall provide Lender with an endorsement to Lender's title insurance policy insuring that the priority of the lien of the San Jose Security Instrument is unaffected as to the San Jose Crowne Plaza remaining encumbered by the lien of the San Jose Security Instrument by reason of the fact that the Release Parcel has been released from the lien hereof, and Borrower shall pay for the cost of such endorsement;

          (d) all instruments of release shall contain such covenants, conditions and restrictions and shall reserve such rights and easements with respect to the Release Parcel as are necessary to protect and preserve Lender's interests in the portion of the San Jose Crowne Plaza remaining subject to the lien of such Security Instrument after any such release;

          (e) Borrower shall provide Lender with such surveys, descriptions, title insurance endorsements, computations of acreage and other information as Lender may in its reasonable discretion require in connection with any release made pursuant to this Subsection;

          (f) Borrower shall obtain all subdivisions and zoning approvals with respect to the Release Parcel and the portion of the San Jose Crowne Plaza remaining subject to the lien of the San Jose Security Instrument as may reasonably be required by Lender to insure that the Release Parcel and the portion of the San Jose Crowne Plaza remaining subject to the lien of such Security Instrument shall be independent of each other for all zoning, subdivision and taxing purposes and to insure that the ability of Lender to foreclose the San Jose Security Instrument shall not be hindered or compromised in any manner whatsoever as a result of any such release;

          (g) Borrower shall pay all of Lender's reasonable costs and expenses, including reasonable counsel fees and disbursements incurred in connection with the release of the Release Parcel from the lien of the San Jose Security Instrument, the review and approval of the documents and information required to be delivered in connection therewith and all recording fees and title charges;

          (h) Borrower shall certify to Lender that the release of the Release Parcel shall have no adverse effect on either the then current Debt Service Coverage Ratio or the then current NOI; and

          (i) Borrower shall provide evidence reasonably satisfactory to Lender that title to the Release Parcel has been transferred to a Release Premises Transferee excluding an Affiliate of Borrower.

5.   Substitution of Properties.  Prior to the ninth anniversary of the date
     --------------------------
     hereof, provided that no Event of Default has occurred and is continuing, Borrower shall have the right to obtain a release of one or more of the Properties from the lien of the related Security Instrument and Loan Documents (a "Substitution Release") upon (i) substitution (a
                   --------------------
     "Substitution") of another fully licensed and operating hospitality
      ------------
     property of comparable type and quality as the Property being released in the place of the Release Premises (a "Substitute Property") owned in fee
                                           -------------------
     simple (or leasehold) by a Borrower and leased to the Operating Tenant pursuant to an operating lease, substantially in the same form and content as the Operating Lease, which Substitute Property is subjected to the lien of a new mortgage, deed of trust, deed to secure debt or similar security instruments, in the same form and substance as the Security Instruments ("Substitute Security Instrument") and to the lien of the Loan Documents,
       ------------------------------
     as a first lien thereon and managed by Manager (or an affiliate of Manager as provided for in the

     Management Agreement) pursuant to the terms of the Management Agreement or a Replacement Management Agreement (as defined in the Security Instruments) and, subject to a Franchise Agreement in compliance with the terms and conditions of Section 3.13 of the Security Instruments and (ii) compliance with and subject to the conditions set forth in this Section 5; provided, however, that Borrower's rights to such release and substitution shall be conditioned on receipt by Lender of the following:

     (1) receipt of a copy of a deed conveying all of the applicable Borrower's right, title and interest in and to the Substitute Property to a Release Premises Transferee and a letter from such Borrower countersigned by a title insurance company acknowledging receipt by such title insurance company of such deed of assignment and assumption, as applicable, and agreeing to record such deed or assignment and assumption, as applicable, in the real estate records for the county in which the Substitute Property is located.

     (2) evidence which would be satisfactory to a prudent institutional mortgage lender that (i) the Substitute Property is fully operational and is of similar or higher quality and value (including, without limitation, with respect to physical condition and amenities) to the Release Premises and (ii) the Properties, including the Substitute Property, will comply with both the Geographic Diversity Threshold and the Franchise Diversity Threshold (each as defined on Schedule 4 attached hereto).

     (3) a current Appraisal of the Substitute Property prepared by an MAI appraiser acceptable to Lender and to the Rating Agency within sixty (60) days prior to the release and substitution (1) showing an appraised value equal to or greater than the appraised value of the Release Premises as of the date hereof; and (2) which supports an aggregate loan-to-value ratio with respect to the Substitute Property and the Properties remaining subject to the lien of the Security Instruments after the Substitution Release not greater than the ratio equal to the lesser of (A) the aggregate loan-to-value ratio as of the date hereof with respect to the Properties as set forth on Schedule A attached hereto and (B) the aggregate loan-to-value ratio with respect to the Properties remaining subject to the lien of the Security Instruments immediately prior to the proposed Substitution Release.

     (4) an opinion or opinions, as necessary, of the related Borrower's counsel which would be satisfactory to a prudent institutional mortgage lender that (i) the Substitute Security Instrument and the Loan Documents by which the Substitute Property will be encumbered have been duly authorized, executed and delivered by such Borrower and are valid and enforceable in accordance with their terms, including, without limitation, with respect to the remedies available to Lender by virtue of the cross-collateralization of the Loans, subject to bankruptcy and equitable principles, (ii) the related Borrower and Operating Tenant are qualified to do business and in good standing under the laws of the jurisdiction where the Substitute Property is located, or that such Borrower, are not required by any Legal Requirement to qualify to do business in such jurisdiction, (iii) based on a certificate of the related Borrower the encumbrance of the Substitute Property with the lien of the Substitute Security Instrument and the Loan Documents shall not cause a breach of, or a default under any agreement, document or instrument to which such Borrower is a party or to which it or its properties are bound or affected, (iv) the Substitution (including such Substitute Borrower and Substitute Property) does not affect the opinions or assumptions set forth in the non-consolidation opinion delivered in connection with the closing of the Loan; (v) if a Securitization has occurred, the Substitution does not constitute a "significant modification" of the Loan under Section 1001 of the Code or cause the REMIC Trust to fail to qualify as a REMIC or otherwise cause a tax to be imposed on the REMIC Trust; and (vi) if a Securitization has occurred, the Substitution will not adversely affect the continued availability of any exemption relied upon in connection with the Securitization from the prohibited transaction rules of ERISA and section 4975 of the Code.

     (5) a certification by the related Borrower that (x) the certificates, opinions and other instruments which have been or are therewith delivered to or deposited with Lender in connection with such release and substitution conform to the requirements of this Agreement and the Security Instruments, (y) all conditions precedent herein have been complied with and (z) all conditions precedent to the delivery of the Substitute Security Instrument and Loan Documents contained in this Agreement have been fulfilled.

     (6) original executed counterparts of the Substitute Security Instrument and the Loan Documents encumbering the Substitute Property and the related operating lease and related collateral, including without limitation, any financing statements or other documents necessary to grant or perfect Lender's first priority security interest in the Personal Property (defined in the Security Instruments) located thereon and the Rents and Accounts Receivable derived therefrom; the principal amount of such Substitute Security Instrument shall equal the face amount of the Note, provided that in the event that the jurisdiction in which the Substitute Property is located imposes a mortgage recording intangibles or similar tax, and does not permit the allocation of indebtedness for the purpose of determining the amount of such tax payable, the principal amount of such Substitute Security Instrument shall equal 125% of the Substitute Allocated Loan Amount (defined below).

     (7) a title insurance policy issued by a title insurance company satisfactory to the Rating Agency (or, if a Securitization has not occurred, to Lender) insuring the lien of the Substitute Security Instrument on the Substitute Property(ies), in form and substance which would be satisfactory to a prudent institutional mortgage lender insuring that the Substitute Security Instrument is a valid and enforceable first lien on the good and marketable fee simple or leasehold estate, title of the related Borrower to the Substitute Property in an amount equal to the amount of the Loan allocated to the Substitute Property (the "Substitute Allocated Loan Amount"), subject only to
                          --------------------------------
standard and customary exceptions and such other exceptions that would be approved by a prudent institutional mortgage lender, together with such affirmative insurance and other endorsements customarily required by a prudent institutional mortgage lender, including, without limitation, a "tie-in" and first loss endorsement satisfactory to Lender, or, if such endorsement is not available in the state in which the Substitute Property is located, insurance in an amount equal to the greater of one hundred twenty five percent (125%) of the Substitute Allocated Loan Amount or the amount on which mortgage or intangibles tax was paid with respect to the Security Instrument for the Substitute Property, together with a "last dollar endorsement". Such title insurance policy shall not contain any exception for any state of facts that an accurate survey might show or that a survey made after the date of the survey referred to in Section 5(l) might show.

     (8) If the Operating Lease for the Release Premises has been terminated pursuant to Section 36.1 of the Operating Lease, and, after giving effect to such Release, the Release Premises Transferor is the owner of a Property that remains encumbered by the lien of the Security Instruments, an estoppel certificate from the Operating Tenant in form satisfactory to Lender stating that the Operating Lease has been terminated and that the Operating Tenant has released the Release Premises Transferor from all liability for the payment of any and all termination payments or any other payments due to the Operating Tenant pursuant to the terms of the Operating Lease and that the Release Premises Transferor has no further liability or obligation in connection with said Operating Lease or, if the Operating Lease on the Release Premises has not been terminated, an estoppel certificate from the Operating Tenant in form satisfactory to Lender that such Operating Lease, as it relates to the Release Premises, is and will remain in full force and effect following the Substitution Release and that the Release Premises Transferor has no liability for the payment of any termination payments or any other payments due to the Operating Tenant pursuant to the terms of the Operating Lease and that the Release Premises Transferor has no further liability or obligation in connection with said Operating Lease.

     (9) evidence which would be satisfactory to a prudent institutional mortgage lender that the Substitute Property and the use thereof are in substantial compliance with the applicable zoning, subdivision, and all other applicable federal, state or local laws and ordinances affecting the Substitute Property, and that all material building and operating licenses and permits necessary for the use and occupancy of the Substitute Property as a hospitality property or hotel including, but not limited to, valid certificates of occupancy, have been obtained and are in full force and effect.

     (10) an environmental report dated within six (6) months prior to delivery which states that the applicable Substitute Property (A) does not contain any Hazardous Materials (1) in material violation of Environmental Laws, (2) reasonably anticipated to give rise to Remedial Work (as defined in the Environmental Indemnity Agreement) or (3) reasonably anticipated to cause diminution in value of the Substitute Property, and (B) is not subject to any risk of material contamination from any off-site Hazardous Material.

     (11) evidence of payment of all costs and expenses incurred by Lender including reasonable counsel fees and disbursements in connection with the release of any Release Premises and the inclusion of the Substitute Property as collateral, all recording charges, filing fees, taxes, or other expenses, including but not limited to intangibles taxes and documentary stamp taxes in connection with the recording of the Substitute Security Instruments and the lien necessary to grant and perfect Lender a first priority lien on and security interest in the Substitute Property, the Personal Property located therein and the Rents derived therefrom.

     (12) a recent survey of the Substitute Property(ies) prepared by a land surveyor licensed in the state where the Substitute Property is located pursuant to the then current American Land Title Association/American Congress of Surveying and Mapping standards for title surveys and which would be otherwise satisfactory to a prudent institutional mortgage lender, provided that no structural additions to the improvements shown on such survey or new structures have been made or built since the date of such survey and that there has been no change in the legal description of the Substitute Property since the date of such survey, whether due to sales, transfers, condemnation or otherwise.

     (13) evidence indicating whether the Substitute Property is located within a flood plain.

     (14) a property inspection report dated within six (6) months of delivery prepared by an independent licensed engineer approved by Lender, prepared in accordance with standards employed by prudent institutional mortgage lenders stating, among other things, that the Substitute Property is in good condition and repair and free of material damage or waste and complies in all material respects with the Americans with Disabilities Act, or which otherwise reveals a state of fact that would be satisfactory to a prudent institutional mortgage lender and provided that adequate reserves satisfactory to Lender and the Rating Agency are established.

     (15) annual operating statements and occupancy statements for the Substitute Property for the most recent fiscal year of the owner thereof, together with a year to date operating statement, current occupancy statements, and a budget for the current fiscal year, each certified by the related Borrower, and a certificate of no adverse change since the date thereof executed by the related Borrower, in each case in a form and substance which would be satisfactory to a prudent institutional mortgage lender.

     (16) original certificates and copies of policies of insurance required by Lender under the terms of the Substitute Security Instrument for the Substitute Property.

     (17) evidence of the qualification and good standing of the related Borrower and Operating Tenant (and the principals, if necessary) in the state where the Substitute Property is located unless such qualification is not required in such state by any Legal Requirement.

     (18) certified copies of all Leases (as defined in the Substitute Security Instrument) with respect to the Substitute Property and tenant estoppel certificates from tenants under Material Leases, as required by Lender, all in a form and substance which would be satisfactory to a prudent institutional mortgage lender.

     (19) certified copies of all material contracts and agreements relating to the management, leasing and operation of the Substitute Property, including, without limitation, the Franchise Agreement, each of which shall be in a form and substance which would be satisfactory to a prudent institutional mortgage lender in a transaction of similar type.

     (20) certified copies of all material consents, licenses and approvals, if any, required in connection with the substitution of a Substitute Property, including liquor licenses and evidence that such consents, licenses and approvals are in full force and effect or, in the event that a liquor license cannot be issued to Borrower until Borrower has acquired title to the Substitute Property or to the Operating Tenant until the Operating Tenant has taken possession of the Substitute Property under the related Operating Lease, certified copies of a temporary liquor license or concession arrangement that is in full force and effect that permits the sale and consumption of liquor and alcoholic beverages at the Substitute Property.

     (21) a certificate by the related Borrower and the other Borrowers certifying that all of the representations and warranties contained in the Security Instruments and in the other Loan Documents, after giving effect to the substitution of the Substitute Property, are true, accurate and correct in all respects with respect to the Substitute Property and that there is no Event of Default hereunder.

     (22) a certificate of the related Borrower and the other Borrowers certifying, together with other evidence that would be satisfactory to a prudent institutional mortgage lender that, after the substitution of a Substitute Property and the release of the Release Premises, (i) the Debt Service Coverage Ratio for the Properties for the twelve (12) month period immediately preceding the second calendar month prior to the date of the Substitution Release with respect to all Properties remaining subject to the lien of the Security Instruments shall be equal to or greater than the greater of (A) the Origination Debt Service Coverage Ratio, and (B) the Debt Service Coverage Ratio immediately prior to the Substitution and (ii) the Debt Service Coverage Ratio for the twelve month period immediately preceding the second calendar month prior to the Substitution Release with respect to the Substitute

Property is equal to or greater than the greater of (A) the Debt Service Coverage Ratio at origination with respect to the Release Premises being replaced by the Substitute Property and (B) the Debt Service Coverage Ratio immediately prior to the Substitution with respect to the Release Premises being replaced by the Substitute Property.

     (23) current UCC, judgment, bankruptcy and pending litigation searches with respect to the Substitute Property and the related Borrower in the state where the Substitute Property is located and the jurisdictions where such person has its principal place of business.

     (24) a franchisor estoppel and recognition letter from the franchisor under the Franchise Agreement for the Substitute Property in a form and substance which would be satisfactory to a prudent institutional mortgage lender.

     (25) a certified copy of (i) the operating lease for the Substitute Property between the related Borrower and Operating Tenant or (ii) an amendment to the Operating Lease to include the Substitute Property, in either case in a form and substance which would be satisfactory to a prudent institutional mortgage lender, together with a Subordination, Non-Disturbance and Attornment Agreement with respect to such operating lease.

     (26) a certified copy of (i) the management agreement for the Substitute Property between Operating Tenant and Manager or (ii) an amendment to the Management Agreement to include the Substitute Property, in either case in a form and substance which would be satisfactory to a prudent institutional mortgage lender together with an Assignment of Management Agreement and Subordination of Management Fees in the same form and substance as with respect to the Release Premises and which comply with the terms of Section 3.13 of the Security Instruments.

     (27) a certificate of the related Borrower dated the date of the substitution, certifying (i) the names and true signatures of the incumbent officers of such person authorized to sign the applicable Loan Documents, (ii) the by-laws of such person as in effect on the date of the substitution of the Substitute Property, (iii) the resolutions of such person's board of directors approving and authorizing the execution, delivery and performance of all Loan Documents executed by such person, and (iv) that there have been no changes in the certificate of incorporation of such person since the date of the most recent certification thereof by the appropriate Secretary of State.

     (28) certified copies of the most recent quality assurance reports or similar reports of inspection or compliance from the franchisor under any Franchise Agreement or Management Agreement (the "Quality Assurance Reports"),
                                                  -------------------------
if any.

     (29) if the related Borrower owns a leasehold estate in the Substitute Property, (i) a certified copy of the ground lease for the Substitute Property, together with all amendments and modifications thereto and a recorded memorandum thereof, which would be satisfactory to a prudent institutional mortgage lender and which contains customary leasehold mortgagee provisions and protections, and which shall provide, among other things, (A) for a remaining term of no less than 25 years from the Maturity Date, (B) that the ground lease shall not be terminated until Lender has received notice of a default thereunder and has had a reasonable opportunity to cure or complete foreclosure, and fails to do so in a diligent manner, (C) for a new lease on the same terms to the Lender as tenant if the ground lease is terminated for any reason, (D) the non-merger of fee and leasehold interests, and (E) that insurance proceeds and condemnation awards (from the fee interest as well as the leasehold interest) will be applied pursuant to the terms of the Substitute Security Instrument, and (ii) a ground lease estoppel executed by the fee owner and ground lessor of the Substitute Property, acceptable to Lender.

     (30) such other certificates, opinions, documents and instruments relating to the substitution reasonably requested by Lender, its counsel or the Rating Agency, and all corporate and other proceedings and all other documents (including, without limitation, all documents referred to herein and not appearing as exhibits hereto) and all legal matters in connection with the substitution shall be satisfactory in form and substance to Lender in its reasonable discretion.

     (31) if a Securitization has occurred, a Rating Confirmation.

     (32) an Officer's Certificate certifying that the aggregate Allocated Loan Amounts applicable to the total number of Release Premises which shall be the subject of any Substitution Release pursuant to this Section shall not exceed 30% of the original principal balance of the Note.

     (33) if a Low NOI Period exists, evidence satisfactory to Lender in its sole discretion that, on the first Payment Date after giving effect to the Substitution (the "Substitution Date"), the aggregate NOI and the Debt Service Coverage Ratio would be greater than they were prior to such Substitution.

     (34) if Borrower owns a leasehold rather than fee interest in the Substitute Property, evidence of compliance with Lender's customary terms with respect to leasehold mortgages, including, without limitation, the inclusion of ground rents in the Escrow Fund pursuant to Section 3.5 of the Security Instruments, which shall be incorporated into the Security Instrument encumbering such Substitute Property.

     (35) in the event that the jurisdiction in which a Substitute Property is located imposes a mortgage recording, intangibles or similar tax and does not permit the allocation of indebtedness for the purpose of determining the amount of such tax payable, confirmation that the Note and other Loan Documents shall be modified to reflect that the Loan shall be fully recourse to the Borrower owning such Substitute Property.

     (36) if, as a result of a Substitution, the Philadelphia Property will be released from the lien of the applicable Security Instrument, evidence that (i) the Austin Property must be released simultaneously from the lien of the applicable Security Instrument (in accordance with the terms of Section 4.3 or Section 5 hereof, as applicable) or (ii) the interest in BA Parkway Associates
II. L.P. held by CapStar AP Partners, L.P. must be simultaneously transferred to an entity other than one of the Borrowers.

     (37) if, as a result of a Substitution, the Madison Property will be released from the lien of the applicable Security Instrument, evidence that (i) all of the Properties owned by Meristar Secured Holdings LLC must be released simultaneously from the lien of the applicable Security Instrument (in accordance with the terms and subject to compliance with the requirements of
Section 5 hereof, as applicable) or (ii) the interest in the Borrower which owns Madison Property held by Meristar Secured Holdings LLC must be simultaneously transferred to an entity other than one of the Borrowers.

          Simultaneously with compliance of the conditions set forth above in this Section 5, Lender shall (i) release the lien of the related Security Instrument with respect to the Release Premises being replaced with the Substitute Property, and (ii) adjust the Allocated Loan Amounts as Lender deems reasonably necessary to incorporate the Substitute Allocated Loan Amount.

          Upon the substitution of a Substitute Property in accordance with the terms and conditions of this Section 5, such Substitute Property shall be deemed a Property, and the Substitute Allocated Loan Amount shall be deemed an Allocated Loan Amount for all purposes under this Agreement.

 6.  Accounts and Reserves; Letter of Credit.
     ---------------------------------------

     6.1  Property Accounts
          -----------------

     (1) Operating Tenant shall establish and maintain with respect to each Property, an account or accounts for the receipt of all cash, receivables, including without limitation credit card receivables and other revenues of any kind derived from the operation of the Property (each, a "Property Account").
                                                          ----------------
Each Property Account shall be an Eligible Account (defined below) in the name of Operating Tenant as debtor and Borrower as secured party pursuant to the Operating Lease Security Agreement (as defined in the Security Instruments). Operating Tenant shall cause such depository institutions to deliver to Lender quarterly statements of such accounts to Lender. Funds in the Property Accounts shall not be commingled with any other monies at any time.

     (2) So long as no default exists under the Operating Lease, the Property Accounts shall be under the sole dominion and control of the Operating Tenants which may use the same in its sole discretion.

     (3) Pursuant to the Security Instruments, Borrower has pledged and/or assigned to Lender, as additional security for the Loan, all of its right, title and interest in and to the Property Accounts and the Operating Lease Security Agreement.

     (e) In the event that an Operating Lease is terminated for any reason whatsoever and not immediately replaced with a Replacement Operating Lease (as defined in the Security Instruments), in accordance with the terms of Section
3.7 of the Security Instruments, the Borrowers shall immediately establish and maintain with respect to each Property, an account for the receipt of all cash, receivables, including without limitation credit card receivables and other revenues of any kind derived from the operation of the Property (each, a " Post-
                                                                           -----
Termination Property Account").  Each Post-Termination Property Account shall be
----------------------------
an Eligible Account in the name of Lender as secured party. Borrower hereby covenants and agrees that it shall (i) immediately upon the termination of the Operating Lease, issue direction letters to all tenants, credit card companies and other accounts receivable counterparties to make all payments directly to the Deposit Account (ii) direct the Manager of the Property to immediately transfer to the Post-Termination Property Account any funds received by Manager in respect of the Property (iii) immediately transfer to the Post-Termination Property Account any funds received by Borrower in respect of the Property and
(iv) on the last Business Day of each month, transfer all funds on deposit in the Post-Termination Property Accounts to the Deposit Account.

     6.2  Deposit Account.
          ---------------

     (1) Borrower shall establish and thereafter maintain with a financial institution reasonably acceptable to Lender (the "Deposit Account Bank") an
                                                  --------------------
operating account (the "Deposit Account"), which shall be an Eligible Account in
                        ---------------
the name of Lender as secured party and under the sole dominion and control of Lender. Borrower shall have no right to make withdrawals from the Deposit Account. The Deposit Account Bank and Borrower shall execute and deliver to Lender on the Closing Date a Deposit Account Agreement which provides, inter alia, that no party other than Lender shall have the right to withdraw funds from the Deposit Account.

     (2) (i) Borrower and Operating Tenant hereby acknowledge and agree that, without prior written direction from Lender to the contrary, all rents and other sums due under the Operating Lease shall be paid by Operating Tenant directly to the Deposit Account.

         (ii) Borrower hereby acknowledges that Lender shall transfer, on a daily basis or otherwise in Lender's sole discretion, all sums on deposit in the Post-Termination Property Accounts to the Deposit Account.

     (3) On each Payment Date (as defined in the Note) or on such prior date as the Deposit Account contains the sum applicable to such month of the amounts set forth in subsections (i) through (x) below (any such prior date, an "Early
                                                                     -----
Payment Date"), provided no Event of Default has occurred and is continuing,
------------
Lender shall transfer from the Deposit Account, to the extent available therein, the following payments in the following order of priority (the "Waterfall
                                                                ---------
Payments"); and provided, further, that any sums on deposit in the Deposit
--------
Account from the Early Payment Date up to but not including the next succeeding Payment Date, after the Waterfall Payments are made, shall be distributed on a daily basis to Borrower, provided no Event of Default has occurred and is continuing and provided that a Low NOI Period does not exist (in which case such amounts shall be distributed to the Reserve Account):

          (2) to the Tax, Insurance and Ground Rents Escrow Account, the amounts then required to be reserved pursuant to Section 3.5 of the Security Instruments;

          (3) to Lender, the Monthly Debt Service Payment Amount (as defined in the Note);

          (4) in the event that an Operating Lease is terminated, canceled or surrendered and is not replaced with a Replacement Operating Lease in accordance with the terms of Section 3.7 of the Security Instruments, or in the event that the Operating Tenant is in default under an Operating Lease and so long as a Low NOI Period exists, to Borrower, an amount equal to the operating expenditures approved by Lender in the applicable Annual Budget (the "Budget Operating Amount") for the month immediately prior
                     -----------------------
               to the month in which such Payment Date occurs, exclusive of any Management Fees and Franchise Fees payable to Affiliates of the REIT, but inclusive of amounts necessary to reimburse actual third-party costs of such Property Managers, provided that (a) no claims are then outstanding against any Borrower for the payment of money which are delinquent for more than 60 days (in the event that such claims are outstanding, Lender shall not be obligated to disburse to Borrower the Budget Operating Amount)(except for claims such Borrower is both contesting in good faith and as to which such Borrower has escrowed 125% of the amount thereof with Lender), and (b) the amounts disbursed to a Borrower pursuant to this clause (iii) shall be used by such Borrower solely to pay operating expenses properly allocable to such month (the receipt by a Borrower on a Payment Date of funds pursuant to this clause (iii) shall constitute a representation and covenant by Borrower that the foregoing subclauses (a) and
               (b) are true, accurate and complete, unless Borrower shall have notified Lender of any inaccuracy therein prior to such Payment
               Date). Cost savings from one line item in such Annual Budget may be reallocated to other line items in such budget, provided that without the consent of Lender, no such reallocation shall cause an overall variance in the budget of more than 5%;

          (5) in the event that an Operating Lease is terminated, canceled or surrendered and is not replaced with a Replacement Operating Lease in accordance with the terms of Section 3.7 of the Security Instruments, or in the event that the Operating Tenant is in default under an Operating Lease and so long as a Low NOI Period exists, to Borrower, an amount equal to the Capital Expenditures (as approved by Lender in the Annual Budget) for the month immediately prior to the month in which such Payment Date occurs (the "Budget Capital Amount"), to the extent that such Capital
                     ---------------------
               Expenditures exceed amounts required then to be on deposit in the FF&E Reserve Account pursuant to Section 6(e) hereof, provided that (a) no claims are then outstanding against a Borrower for the payment of money which are delinquent for more than 60 days (in the event that such claims are outstanding, Lender shall not be obligated to disburse to Borrower the Budget Capital Amount)(except for claims such Borrower is both contesting in good faith and as to which such Borrower has escrowed 125% of the amount thereof with Lender), and (b) the amounts disbursed to a Borrower pursuant to this clause (iv) shall be used by such Borrower solely to pay Capital Expenditures properly allocable to such month (the receipt by such Borrower on a Payment Date of funds pursuant to this clause (iv) shall constitute a representation and covenant by Borrower that the foregoing subclauses (a) and (b) are true, accurate and complete, unless Borrower shall have notified Lender of any inaccuracy therein prior to such Payment Date). Cost savings from one line item in such budget may be reallocated to other line items in such budget, provided that without the consent of Lender, no such reallocation shall cause an overall variance in the budget of more than 5%;

          (6)  to the FF&E Reserve Account, the amount described in Section 6.5;

          (7) following the occurrence of any earthquake with respect to any Property or Properties for which earthquake insurance is carried pursuant to Article 3 of the Security Instruments, to the Earthquake Deductible Account, an amount equal to the deductible on such insurance policies applicable to such Property or Properties;

          (8) to Lender, an amount equal to all interest, costs, expenses, fees and other amounts then due and payable under the Loan Documents, other than amounts paid to Lender pursuant to clause (ii) above or which would be payable to Lender pursuant to clause (x) below;

          (9) to any Property Managers which are not Affiliates of the REIT an amount equal to the Management Fee then payable to each such Manager, unless the payment of such Management Fee is the obligation of the Operating Tenant;

          (10) so long as no Event of Default exists, but if a Low NOI Period exists, to the Reserve Account;

          (11) so long as an Event of Default exists, to Lender, an amount equal to interest accrued and unpaid under the Note at the excess of the Default Rate over the Interest Rate;

          (12) so long as no Event of Default or Low NOI Period exists, to a single account of Borrower as Borrower may direct, from which account Borrower shall first make payments to any Property Managers which are Affiliates of the REIT, in an amount equal to the Management Fee then payable to each such Property Manager and to any Franchisors which are Affiliates of the REIT, in an amount equal to the Franchise Fee then payable to each such Franchisor.

Notwithstanding anything herein to the contrary, the failure of Borrower to make any of the payments required hereunder shall constitute an Event of Default. In the event that on any Payment Date the amount in the Deposit Account shall be insufficient to make all of the transfers described in Section 6.2(c)(i)-(x) above, Borrower shall deposit into the Deposit Account on such Payment Date the amount of such deficiency (without the need for any notice or demand from Lender), and if Borrower shall fail to make such deposit, the same shall constitute an Event of Default and, in addition to all other rights and remedies provided for under the Loan Documents, Lender may disburse and apply the amounts in the Deposit Account in such manner as Lender may determine. If on any Payment Date the amount in the Deposit Account shall be sufficient to make all of the transfers described in Section 6.2(c)(i)-(x), Borrower shall be deemed to have paid such amounts on such Payment Date unless Lender is legally constrained from transferring such amounts in accordance with such Section by reason of any insolvency related to Borrower or any other event.

     (d) Lender shall have the right to replace the Deposit Account Bank with any other financial institution reasonably satisfactory to Borrower which will promptly execute and deliver to Lender a Deposit Account Agreement (and Borrower shall cooperate with Lender in connection with such transfer) in the event that
(i) at any time the short-term debt obligations of the Deposit Account Bank are rated below "A-1" (or the equivalent) by any of the Rating Agencies or the long-term debt obligations of the Deposit Account Bank are rated below "AA" by any of the Rating Agencies, (ii) Lender reasonably determines that use of another financial institution as the Deposit Account Bank would be advisable or convenient in connection with a Securitization, or (iii) the Deposit Account Bank fails to execute and deliver, or to comply with, the Deposit Account Agreement.

     6.3  Reserve Account.
          ---------------

     (1) On or prior to the Closing Date, Borrower shall establish and thereafter maintain with the Deposit Account Bank an account (the "Reserve
                                                                   -------
Account") which shall be an Eligible Account in the name of Lender as secured
-------
party and under the sole dominion and control of Lender for the deposit of amounts required to be deposited therein in accordance herewith. Borrower shall have no right to make withdrawals from the Reserve Account. Funds in the Reserve Account shall not be commingled with any other monies at any time.

     (2) Lender shall release to the Deposit Account all amounts contained in the Reserve Account on the first Payment Date after Borrower delivers to Lender evidence reasonably satisfactory to Lender establishing that a Low NOI Period no longer exists.

     6.4  Tax, Insurance and Ground Rents Escrow Account.
          ----------------------------------------------

     The provisions concerning the Escrow Fund (as defined in Section 3.5 of the Security Instruments) for taxes, insurance and, if applicable, ground rents, are set forth in such Section 3.5 of the Security Instruments.

     6.5  FF&E Reserve Account.
          --------------------

     (1) Borrower shall establish and thereafter maintain with the Deposit Account Bank an account (the "FF&E Reserve Account") which shall be an Eligible
                              --------------------
Account in the name of Lender as secured party and under the sole dominion and control of Lender and into which Borrower shall (A) deposit on the Closing Date, from the proceeds of the Loan or otherwise, an amount equal to the initial FF&E Required Reserve Amount and (B) maintain thereafter, an amount equal to the applicable FF&E Required Reserve Amount in each case as determined in accordance with Section 6.5(b). In no event shall the amount on deposit in the FF&E Reserve Account be less than the then applicable FF&E Required Reserve Amount at any time during the term of the Loan.

     (2) The FF&E Required Reserve Amount shall be reset on each Reference Date. Beginning on each Reference Date, Borrower shall, to the extent the amount on deposit in the FF&E Reserve Account is less than the then applicable FF&E Required Reserve Amount, deposit into the FF&E Reserve Account an amount equal to the positive difference between the then applicable FF&E Required Reserve Amount and the FF&E Required Reserve Amount relating to the prior Reference Date. To the extent the amount on deposit in the FF&E Reserve Account exceeds the then applicable FF&E Required Reserve Amount, such excess shall be advanced to Borrower to pay the costs of FF&E Expenditures for the subsequent Quarterly Period, upon delivery by Borrower to Lender of an Officer's Certificate certifying as to the amount of FF&E Expenditures (with, upon Lender's request, copies of invoices and receipts attached to such certification) actually paid during the previous Quarterly Period and that the FF&E Items and Work (defined below) for which prior Quarterly FF&E Shortfall Amounts have been deposited into the FF&E Reserve Account has been completed or can be completed with the funds (not inclusive of the then applicable FF&E Required Reserve Amount) which remain in the FF&E Reserve Account.

     (3) (i) During each Quarterly Period, Borrower shall be required to (i) make FF&E Expenditures in respect of the items and work (the "FF&E Items and Work") generally described in the Annual Budget
                -------------------
               applicable to the calendar year containing such Quarterly Period in an amount at least equal to the then applicable Quarterly FF&E Reserve Amount less the FF&E Credit Amount, if any, and (ii) deliver an Officer's Certificate to Lender no later than the last day of such Quarterly Period certifying as to (a) the amount of FF&E Expenditures (with copies of invoices and receipts, with respect to invoices in excess of $25,000 from any single contractor or trade, attached to such certification) actually paid during such Quarterly Period and (b) the amount of any Quarterly FF&E Credit Amount or any Quarterly FF&E Shortfall Amount, as applicable, relating to such Quarterly Period.

          (ii) To the extent there is a Quarterly FF&E Shortfall Amount with respect to a Quarterly Period, then, beginning on the Payment Date immediately following such Quarterly Period, Borrower shall deposit into the FF&E Reserve Account an amount equal to such Quarterly FF&E Shortfall Amount.

          (iii) Borrower shall have no right to make withdrawals from the FF&E Reserve Account. Funds in the FF&E Reserve Account shall not be commingled with any other monies at any time.

     (4) Borrower hereby agrees that the items and work described on Schedule 5 attached hereto shall be completed within the time periods set forth on such schedule as part of the FF&E Items and Work for such time periods.

     6.6  Deferred Maintenance and Environmental Compliance Reserve Account.
          -----------------------------------------------------------------

     (1) Borrower shall establish and thereafter maintain with the Deposit Account Bank an account (the "Deferred Maintenance and Environmental Compliance
                              -------------------------------------------------
Reserve Account") which shall be an Eligible Account in the name of Lender as
---------------
secured party and under the sole dominion and control of Lender and into which Borrower shall deposit on the Closing Date, from the proceeds of the Loan, an amount equal to the Deferred Maintenance and Environmental Compliance Reserve Amount. Borrower shall have no right to make withdrawals from the Deferred Maintenance and Environmental Compliance Reserve Account. Funds in such Account shall not be commingled with any other monies at any time.

     (2) Borrower shall have the right to obtain disbursements from time to time (but no more than once per calendar month) from the Deferred Maintenance and Environmental Compliance Reserve Account, to reimburse Borrower for, or to pay expenses incurred by any Borrower in remediating any Deferred Maintenance Condition or Environmental Compliance, in each case on the following terms and conditions:

          (2) disbursements shall be made only to pay to contractors or vendors or to other parties to whom funds are owing in connection with such work or to reimburse Borrower in respect of any actual costs of the work itemized in Schedule 6 attached hereto;

          (3) each request for disbursement from the Deferred Maintenance and Environmental Compliance Reserve Account shall specify the work for which the disbursement is requested and shall include an Officer's Certificate certifying that (i) all funds previously disbursed from the Deferred Maintenance and Environmental Compliance Reserve Account have been applied by the applicable Borrower toward the expenses for which they were disbursed and the Borrower has paid their remaining share of all such expenses, and (ii) the funds being requested will be applied to pay or reimburse for materials or work permitted hereunder and done in accordance herewith;

          (4) Lender shall have received from Borrower evidence reasonably satisfactory to Lender, including lien waivers, if required by Lender, that such Borrower has incurred such expenses and that either (A) the materials for which the request is made are on site at the applicable Property and are properly secured or have been installed in the Property or (B) such request is in connection with a deposit required pursuant to the terms of the contract or contracts under which remediation work with respect to a Deferred Maintenance Condition or Environmental Compliance is being performed; and funds remaining in the Deferred Maintenance and Environmental Compliance Reserve Account after such disbursements will be, in Lender's reasonable judgment, sufficient to pay the balance of the items contemplated to be funded therefrom when required to be so paid, and, with respect to invoices in excess of $25,000 from any single contractor or trade, Lender shall receive copies of partial lien releases and waivers from contractors, subcontractors and others with respect to amounts for which Borrower have previously received disbursements under this Section;

          (5) Lender shall disburse from the Deferred Maintenance and Environmental Compliance Reserve Account, or authorize such disbursement, within five (5) Business Days after the receipt of Borrower's request for such disbursement and the satisfaction of the other conditions set forth above in this Section, the amount requested by Borrower for such expenses.

     (c) Borrower shall complete lien free and in a good and workmanlike manner, all of the work itemized on Schedule 6 attached hereto within one (1) year of the date hereof.

     6.7  Earthquake Deductible Account.
          -----------------------------

          Borrower shall establish and thereafter maintain with the Deposit Account Bank an account (the "Earthquake Deductible Account") which shall be an
                              -----------------------------
Eligible Account in the name of Lender and under the sole dominion and control of Lender and into which shall be deposited, within thirty (30) days following the occurrence of any earthquake which damages any Property or Properties for which earthquake insurance is carried pursuant to Article III of the Security Instruments (an "Earthquake Insurance Property"), amounts pursuant to Section
                 -----------------------------
6.2(c) above equal to the lesser of (i) the deductible on such insurance policies applicable to such Property or Properties and (ii) the replacement cost with respect to the actual damages to the Earthquake Insurance Property from such earthquake. Borrower shall have no right to make withdrawals from the Earthquake Deductible Account. Funds in the Earthquake Deductible Account shall not be commingled with any other monies at any time.

          At any time that an earthquake occurs with respect to an Earthquake Insurance Property, the amounts in the Earthquake Deductible Account shall be applied in accordance with the terms of Section 4.3 of the Security Instruments with respect to such Property or Properties at which such earthquake damage has occurred.

     6.8  Account Collateral.
          ------------------

     (1) Borrower hereby grants a perfected first-priority security interest in favor of Lender in and to the Account Collateral as security for the Debt, together with all rights of a secured party with respect thereto. Borrower shall execute any additional documents that Lender in its reasonable discretion may require and shall provide all other evidence reasonably requested by Lender to evidence or perfect its first-priority security interest in the Account Collateral.

     (2) So long as no Event of Default shall be continuing, Borrower shall be permitted to direct the investment of the funds from time to time held in the Collateral Accounts in Permitted Investments and to sell and reinvest proceeds from the sale or liquidation of Permitted Investments in other Permitted Investments, with all such proceeds and reinvestments to be held in the applicable Collateral Account; provided, however, that the maturity of an adequate portion of the Permitted Investments on deposit in the Collateral Accounts shall be no later than the Business Day immediately preceding the date on which such funds are required to be withdrawn therefrom pursuant to this Agreement. All income and gains from the investment of funds in the Collateral Accounts shall be credited to the Collateral Accounts from which they were derived. As between Borrower and Lender, Borrower shall treat all income, gains and losses from the investment of amounts in the Collateral Accounts as its income or loss for federal, state and local income tax purposes and Borrower shall receive all benefit from such income.

     (3) After the Loans and all other Debt have been paid in full, or in the event of a Defeasance of the entire outstanding principal balance of the Note, the Collateral Accounts shall be closed and the balances, if any, therein shall be disbursed to Borrower.

     6.9  Remedies.  (a)  In addition to other rights and remedies provided
          --------
Lender elsewhere in this Agreement and the other Loan Documents, upon the occurrence and during the continuance of an Event of Default, Lender may, in its sole discretion, without notice or liability to Borrower, apply any or all Account Collateral for any of the following purposes relating to the Properties, the Loan or Borrower's obligations hereunder or under any other Loan Document, in the following or any other order:

     First: reimbursement of Lender for all losses and expenses (including reasonable legal fees) actually suffered or incurred by such persons as a result of such Event of Default;

     Second: payment of any amount expended in exercising rights and remedies available to Lender at law or in equity or under this Agreement or under any of the other Loan Documents;

     Third: payment of any other portion or portions of the Debt other than principal and interest;

     Fourth:  payment of interest then due and payable on the Loans; and

     Fifth: prepayment of the unpaid principal amount of the Loans and payment of interest accrued thereon and any applicable Yield Maintenance Payments.

     Notwithstanding the foregoing, after the occurrence and during the continuation of an Event of Default, Lender may, in its sole discretion, cause all or a portion of the Account Collateral to be applied toward payment of operating expenses and/or Capital Expenditures.

     (b) During a Low NOI Period, Lender may undertake, at Borrower's sole cost and expense, property audits and inspections in addition to any such audits or inspections otherwise permitted under the Loan Documents and to the extent any such audits or inspections shall be consistent with Borrower's rights to conduct same under the Operating Lease.

     (c) During a Low NOI Period caused by a Bankruptcy Event with respect to the Operating Tenant, Lender may, in addition to any other remedies available to Lender, draw down on the Letter of Credit (defined below).

     6.1  Letter of Credit.
          ----------------

     (1) Borrower shall at all times maintain with Lender a Letter of Credit (defined below) in an amount equal to the Letter of Credit Amount (defined below). Borrower shall deliver to Lender (i) on the Closing Date, a Letter of Credit in the Letter of Credit Amount and (ii) on the first Business Day of each Letter of Credit Year (defined below), a Letter of Credit in an amount equal to the Letter of Credit Amount, as the same may be adjusted pursuant to this
Section 6.10. Lender shall notify Borrower of any adjustment to the Letter of Credit Amount forty-five (45) days prior to the commencement of each Letter of Credit Year. The term "Letter of Credit" shall mean a transferable, clean,
                       ----------------
irrevocable, unconditional standby letter of credit in form and substance satisfactory to Lender in its sole discretion in the amount of the Letter of Credit Amount, issued by a commercial bank (the "Issuing Bank") having a long-
                                                 ------------
term credit rating of "AA" (or its equivalent) or better assigned by each of the Rating Agencies (the "Minimum L/C Rating") and otherwise satisfactory to Lender
                      ------------------
in its sole discretion. The Letter of Credit shall be payable upon presentation of a sight draft only to the order of Lender at a New York City location and shall have an initial expiration date not earlier than one (1) year from the date of its issuance and shall provide for multiple draws. The Letter of Credit shall be automatically renewed for successive twelve (12) month periods for the term of the Loan. The Issuing Bank shall be obligated to deliver to Lender forty-five (45) days' prior written notice of the expiration of such Letter of Credit to the extent that such Letter of Credit is not renewed.

     (2)  Lender shall be entitled to draw immediately on the Letter of Credit
(i) if the Letter of Credit is not renewed forty-five (45) days prior to its expiration date, (ii) if, in the event that the long-term credit rating of the Issuing Bank falls below the Minimum L/C Rating, Borrower fails to deliver to Lender within ten (10) Business Days thereof a Letter of Credit in an amount equal to the Letter of Credit Amount from an Issuing Bank having a credit rating of no less than the Minimum L/C Rating, (iii) upon the occurrence of a Bankruptcy Event (as defined in the Loan Agreement) with respect to the Operating Tenant, (iv) upon an Event of Default or (v) as described in Section 6.9(c) above, during a Low NOI Period caused by a Bankruptcy Event with respect to the Operating Tenant.

     (3) In addition to the rights of Lender set forth in the preceding paragraph, in the event that Lender draws on a Letter of Credit, Borrower shall deliver to Lender, within ten (10) Business Days of such draw, a new Letter of Credit in an amount equal to the Letter of Credit Amount (unless a draw by Lender is for less than the Letter of Credit Amount, in which case such new Letter of Credit shall be in the amount of the amount of such draw by Lender) issued by an Issuing Bank with the Minimum L/C Rating. Failure by Borrower to do so shall constitute an Event of Default.

     (4) Upon a draw by Lender of the Letter of Credit, all funds therefrom shall be deposited into the Deposit Account and disbursed in accordance with the terms and conditions of Section 6 of the Loan Agreement.

     (5) So long as the rating assigned to Societe Generale, Southwest Agency by each of the Rating Agencies does not fall below "AA-" (by Standard & Poor's) and "Aa3" (by Moody's), Societe Generale, Southwest Agency shall constitute an acceptable Issuing Bank for purposes of issuing the Letter of Credit.

       "Letter of Credit Amount" shall mean, for any Letter of Credit Year
        -----------------------
(defined below), the sum, of (i) the Monthly Debt Service Payment Amount (as defined in the Note) for the first three (3) months of such Letter of Credit Year and (ii) three (3) times the amount required to be escrowed for Taxes and Insurance Premiums (each as defined in the Security Instruments) and ground rents, if any, for the first month of such Letter of Credit Year. The Letter of Credit Amount for the Letter of Credit Year commencing on the date hereof shall be $9,750,000.

     "Letter of Credit Year"  shall mean the twelve (12) month period following
      ---------------------
the date hereof and each twelve (12) month period thereafter.

     (f) If, in accordance with the terms of the Security Instruments, the Operating Leases are terminated and either Replacement Operating Leases are executed or the Properties are self-operated by the Borrowers, then provided that the Borrowers and the Properties are in compliance with the terms of
Section 3.7 of the Security Instruments, no Event of Default exists and upon delivery of a Rating Confirmation, Lender shall release and return the Letter of Credit to the Borrowers.

7.  Events of Default.  The term "Event of Default" as used in this Agreement
    -----------------             ----------------
    shall have the meaning ascribed to such term in the Note and the Security Instruments. Notwithstanding any provision to the contrary contained herein or in the other Loan Documents, the occurrence of a Low NOI Period shall not, of itself, constitute an Event of Default.

8.  Incorporation of Provisions.  The Note, the Security Instruments and the
    ---------------------------
    other Loan Documents are subject to the conditions, stipulations, agreements and covenants contained herein to the same extent and effect as if fully set forth therein until this Agreement is terminated by the payment in full of the Debt.

9.  Further Assurances.  Borrower shall on demand of Lender do any act or
    ------------------
    execute any additional documents reasonably required by Lender to confirm the lien of the Security Instruments.

10. Representations and Warranties.  Borrower represents and warrants to Lender
    ------------------------------
    as follows:

    (1) Borrower is duly qualified to do business in the States in which the respective Properties are located unless such qualification is not necessary pursuant to the applicable laws of the States.

     (2) Borrower (and the undersigned representative, if any, of Borrower) has the full power and authority to execute and deliver this Agreement and the Loan Documents, and the same constitute the legal, valid and binding obligations of Borrower.

     (3) Borrower is not contemplating either the filing of a petition by it under any state or federal bankruptcy or insolvency laws or the liquidation of all or a major portion of such individual Borrower's assets or property, and no individual Borrower has knowledge of any person contemplating the filing of any such petition against it. For purposes of this provision, any knowledge of any officer or director of (i) Borrower, (ii) the managing member (or general partner, as the case may be) of Borrower, (iii) the REIT (as defined in the Security Instruments), (iv) the Operating Partnership (as defined in the Security Instruments) or (v) any other affiliate of Borrower shall be imputed to Borrower.

     (4) No statement of fact made by Borrower in this Agreement or in any of the other Loan Documents contains any untrue statement of a material fact or omits to state any material fact known to Borrower necessary to make statements contained herein or therein not misleading. There is no fact presently known to Borrower which has not been disclosed to Lender which materially and adversely affects, nor as far as Borrower can foresee, would materially and adversely affect, any of the Properties or the business prospects, operations or condition (financial or otherwise) of Borrower.

     (5) No part of the proceeds of the Loan will be used for the purpose of purchasing or acquiring any "margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System or for any other purpose which would be inconsistent with such Regulation U or any other Regulations of such Board of Governors, or for any purposes prohibited by Legal Requirements or by the terms and conditions of this Agreement or the other Loan Documents.

11.  Construction of Agreement.  The titles and headings of the paragraphs of
     -------------------------
     this Agreement have been inserted for convenience of reference only and are not intended to summarize or otherwise describe the subject matter of such paragraphs and shall not be given any consideration in the construction of this Agreement. Any of the schedules attached hereto which are not referenced herein are referenced in the Security Instruments.

12.  Parties Bound, Etc.  The provisions of this Agreement shall be binding
     ------------------
     upon and inure to the benefit of Borrower, Lender and their respective heirs, executors, legal representatives, successors and assigns (except as otherwise prohibited by this Agreement).

13.  Waivers.  Lender may at any time and from time to time waive any one or
     -------
     more of the conditions contained herein, but any such waiver shall be deemed to be made in pursuance hereof and not in modification thereof, and any such waiver in any instance or under any particular circumstance shall not be considered a waiver of such condition in any other instance or any other circumstance.

14.  Governing Law.  (i) This Agreement shall be deemed to be a contract entered
     -------------
     into pursuant to the laws of the State of New York and shall in all respects be governed, construed, applied and enforced in accordance with the laws of the State of New York, provided however, that with respect to the creation, perfection, priority and enforcement of the lien of the Security Instruments, and the determination of deficiency judgments, the laws of the State where the related Property is located shall apply.

          (ii) Any legal action or proceeding with respect to this Agreement or any other Loan Document and any action for enforcement of any judgment in respect thereof may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Agreement, Borrower hereby accepts, each for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts and appellate courts from any thereof. Borrower irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to Borrower at its address set forth in Article 15 of the Security Instruments. Borrower hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement or any other Loan Document brought in the courts referred to above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum. Nothing herein shall affect the right of Lender, to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against Borrower in any other jurisdiction.

15.  Severability.  If any term, covenant or provision of this Agreement shall
     ------------
     be held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such term, covenant or provision.

16.  Notices.  All notices required to be given under the terms of this
     -------
     Agreement shall be given in accordance with and to the addresses set forth in Article 15 of the Security Instruments.

17.  Fees and Expenses.  Borrower shall pay to Lender, upon demand, all
     -----------------
     expenses incurred by Lender in connection with the collection of the Debt, the enforcement of the Loan Documents, and in curing any defaults under the Loan Documents (including, without limitation, reasonable attorneys' fees, which shall include attorney's fees incurred in any trial, appellate or bankruptcy proceeding), with, if any such expenses are past due, interest thereon at a rate per annum equal to the rate of interest payable pursuant to the Note, provided that such interest rate shall in no event exceed the maximum interest rate which Borrower may by law pay, from the date of payment by Lender to the date of payment to Lender, which sums and interest shall be secured by the Security Instruments.

18.  Modification.  This Agreement may not be modified, amended or terminated,
     ------------
     except by an agreement in writing executed by the parties hereto.

19.  No Oral Agreements.  ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND
     ------------------
     CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT, INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU (BORROWER(S)) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY AGREE IN WRITING TO MODIFY IT.

20.  Contribution.
     ------------

     (a) As a result of the transactions contemplated by this Agreement, each Borrower will benefit, directly and indirectly, from the Obligations (as defined in the Security Instruments) and in consideration therefor desire to enter into an allocation and contribution agreement among themselves as set forth in this
Section 20 to allocate such benefits among themselves and to provide a fair and equitable agreement to make contributions among each of the Borrowers in the event any payment is made by any individual Borrower hereunder to the Lender (such payment being referred to herein as a "Contribution," and for purposes of
                                             ------------
this Section 20, includes any exercise of recourse by the Lender against any Collateral of a Borrower and application of proceeds of such Collateral in satisfaction of such Borrower's obligations, to the Lender under the Loan Documents).

     (b) Each Borrower shall be liable hereunder with respect to the Obligations only for such total maximum amount (if any) that would not render its Obligations hereunder or under any of the Loan Documents subject to avoidance under Section 548 of the Bankruptcy Code or any comparable provisions of any state law.

     (c) In order to provide for a fair and equitable contribution among the Borrowers in the event that any Contribution is made by an individual Borrower (a "Funding Borrower"), such Funding Borrower shall be entitled to a
    ----------------
reimbursement Contribution ("Reimbursement Contribution") from all other
                             --------------------------
Borrowers for all payments, damages and expenses incurred by that Funding Borrower in discharging any of the Obligations, in the manner and to the extent set forth in this Section. The amount of any Reimbursement Contribution hereunder shall be equal to the payment made by the Funding Borrower to the Lender or any other beneficiary pursuant to this Agreement and shall be determined as of the date on which such payment is made.

     (d) For purposes hereof, the "Benefit Amount" of any individual Borrower as
                                   --------------
of any date of determination shall be the net value of the benefits to such Borrower and its affiliates from extensions of credit made by the Lender to (a) such Borrower and (b) to the other Borrowers hereunder and the Loan Documents to the extent such other Borrowers have guaranteed or mortgaged their Properties to secure the Obligations of such Borrower to the Lender.

     (e) Each Borrower shall be liable to a Funding Borrower in an amount equal to the greater of (A) the (i) ratio of the Benefit Amount of such Borrower to the total amount of Obligations, multiplied by (ii) the amount of Obligations paid by such Funding Borrower, or (B) 95% of the excess of the fair saleable value of the property of such Borrower over the total liabilities of such Borrower (including the maximum amount reasonably expected to become due in respect of contingent liabilities) determined as of the date on which the payment made by a Funding Borrower is deemed made for purposes hereof (giving effect to all payments made by other Funding Borrowers as of such date in a manner to maximize the amount of such Contributions).

     (f) In the event that at any time there exists more than one Funding Borrower with respect to any Contribution (in any such case, the "Applicable
                                                                  ----------
Contribution"), then Reimbursement Contributions from other Borrowers pursuant
------------
hereto shall be allocated among such Funding Borrowers in proportion to the total amount of the Contribution made for or on account of the other Borrowers by each such Funding Borrower pursuant to the Applicable Contribution. In the event that at any time any Borrower pays an amount hereunder in excess of the amount calculated pursuant to Section 20(c) above, that Borrower shall be deemed to be a Funding Borrower to the extent of such excess and shall be entitled to a Reimbursement Contribution from the other Borrowers in accordance with the provisions of this Section.

     (g) The Borrowers acknowledge that the right to Reimbursement Contribution hereunder shall constitute an asset in favor of the Borrower to which such Reimbursement Contribution is owing.

     (h) No Reimbursement Contribution payments payable by a Borrower pursuant to the terms of this Section 20 shall be paid until all amounts then due and payable by all of the Borrowers to the Lender, pursuant to the terms of the Loan Documents, are paid in full in cash. Nothing contained in this Section 20 shall limit or affect in any way the Obligations of any Borrower to Lender under this Note or any other Loan Documents.

21.  Definitions.  Capitalized terms not defined herein shall have the meaning
     -----------
     set forth in the Security Instruments. In addition to the foregoing, the word "person" shall include an individual, corporation, partnership, limited liability company, trust, unincorporated association, government, governmental authority and any other entity.

          "Account Collateral"  means, collectively, the Collateral Accounts and
           ------------------
all sums at any time held, deposited or invested therein, together with any interest or other earnings thereon, and all proceeds thereof (including, without limitation, proceeds of sales and other dispositions), whether accounts, general intangibles, chattel paper, deposit accounts, instruments, documents or securities.

          "Affiliate" shall mean a Person or Persons directly or indirectly,
           ---------
through one or more intermediaries, Controlling, Controlled by or under common Control with the Person or Persons in question.

          "Allocated Loan Amount"  Means, with respect to any Property, the
           ---------------------
portion of the Loan allocated thereto, as set forth on Schedule A hereto.

          "Bankruptcy Event" shall mean (i) the commencement by Operating Tenant
           ----------------
of any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, conservatorship or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or if Operating Tenant shall make a general assignment for the benefit of its creditors; or (ii) if there shall be commenced against Operating Tenant any case, proceeding or other action of a nature referred to in clause (i) above which results in the entry of an order for relief or any such adjudication or appointment and is not dismissed within sixty (60) days of the entry of such order.

          "Capital Expenditures" means, with respect to each Property, hard and
           --------------------
soft costs incurred by the related Borrower with respect to replacements and capital repairs made to such Property (including, without limitation, repairs to, and replacements of, the structural components, roofs, building systems, parking garages and parking lots, and additions to, and replacements of, FF&E), in each case to the extent such items are capitalized in accordance with GAAP.

          "Code" means the United States Internal Revenue Code of 1986, as
           ----
amended from time to time, and the regulations promulgated and the rulings issued thereunder.

          "Collateral Accounts" means, collectively the Post-Termination
           -------------------
Property Accounts, the Deposit Account, the Tax, Insurance and Ground Rents Escrow Account, the FF&E Reserve Account, the Deferred Maintenance and Environmental Compliance Reserve Account, the Reserve Account, the Personal Property Account (as defined in the Security Instruments) and Borrower's interest in the Property Accounts,

          "Control" shall mean, with respect to a Person that is a corporation,
           -------
the right to exercise, directly or indirectly, more than fifty percent (50%) of the voting rights attributable to the shares of the controlled corporation, including the ability to exercise a veto, and, with respect to a Person that is not a corporation, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of the controlled Person. "Controlling" and "Controlled" have meanings correlative thereto.
          -----------       ----------

          "Closing Date" shall mean August 12, 1999.
           ------------

          "Cooperation Agreement"  shall mean that certain Mortgage Loan
           ---------------------
Cooperation Agreement dated as of the date hereof among, inter alia, Borrower
                                                         ----- ----
and Lender.

          "Debt Service Coverage Ratio" shall mean, as of any Payment Date, a
           ---------------------------
ratio in which (a) the numerator is the NOI for the Properties for the complete 12-month period immediately preceding the first day of the second calendar month prior to such Payment Date multiplied by the remaining term of the Loan (expressed in terms of the number of years and partial years until the Maturity Date(as defined in the Note)) and (b) the denominator is the sum of all payments of interest and principal due under the Note for the remaining term of the Loan (exclusive of (i) any balloon payment due on the Maturity Date pursuant to the amoritzation schedule attached to the Note and (ii) any debt service with respect to any Defeased Note or Defeased Notes) prior to the Maturity Date. The "Origination Debt Service Coverage Ratio" shall be 2.34x.

          "Defeasance Collateral" shall mean non-callable securities evidencing
           ---------------------
an obligation to pay principal and interest in a full and timely manner that are
(i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person Controlled or supervised by and acting as an agency or instrumentality of and guaranteed as a full faith and credit obligation by the United States of America, which in either case are not callable or redeemable at the option of the issuer thereof (including a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any such securities or a specific payment of principal of or interest on any such securities held by such custodian for the account of the holder of such depository receipt; provided
                                                                    --------
that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the securities or the specific payment of principal of or interest on the securities evidenced by such depository receipt).

          "Deferred Maintenance and Environmental Compliance Reserve Amount"
           ----------------------------------------------------------------
shall mean $2,761,599.

          "Eligible Account" shall mean (i) an account or account maintained
           ----------------
with a federal or state-chartered depository institution or trust company which complies with the definition of Eligible Institution, or (ii) a segregated trust account or accounts maintained with the corporate trust department of a federal depository institution or state-chartered depository institution subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the Code of Federal Regulations Section 9.10(b) which, in either case, has corporate trust powers, acting in its fiduciary capacity.

          "Eligible Institution" shall mean an institution whose (i) short-term
           --------------------
debt obligations are rated at least "A-1+" (or the equivalent) by each Rating Agency, if the deposits are to be held in the account for thirty (30) days or less, or (ii) long-term senior unsecured debt obligations are rated at least "AA" (or the equivalent) by each Rating Agency, if the deposits are to be held in the account for more than thirty (30) days.

          "Environmental Indemnity"  shall mean that certain Environmental
           -----------------------
Indemnity Agreement delivered to Lender in connection with the closing of the Loan.

          "Expenses" shall mean, for purposes of calculating NOI with respect to
           --------
any Property, for any given period (and shall include the pro rata portion for such period of all such expenses attributable to, but not paid during, such period), all expenses, as determined in accordance with the Uniform System of Accounts, during that period in connection with the operation of such Property for which it is to be determined, including without limitation (and without duplication):

          1. expenses for cleaning, repair, maintenance, decoration and painting of the Property (including, without limitation, parking lots and roadways), net of any insurance proceeds in respect of any of the foregoing;

          2. wages (including overtime payments), benefits, payroll taxes and all other related expenses for Borrower's on-site personnel, up to and including (but not above) the level of the on-site manager, engaged in the repair, operation and maintenance of the Property and service to tenants and on-site personnel engaged in audit and accounting functions performed by Borrower;

          3. management fees equal to the greater of (i) the management fee pursuant to the Management Agreement (as defined in the Security Instruments) and (ii) four percent (4%) of Gross Income. Such fees shall include all fees for management services whether such services are performed at such Property or off-site;

          4. franchise fees, reservation fees, national sales and marketing fees and other royalties or similar payments equal to the greater of (i) such fees and payments due under the Franchise Agreement (as defined in the Security Instruments) and (ii) five percent (5%) of Gross Income;

          5. the cost of all electricity, oil, gas, water, steam, heat, ventilation, air conditioning and any other energy, utility or similar item and the cost of building and cleaning supplies;

          6. the cost of any leasing commissions and tenant concessions and improvements payable by Borrower pursuant to any Leases which are in effect for such Property during such period as such amounts are recognized in accordance with the Uniform System of Accounts, provided however that in no event less than on a straight line basis during the remaining respective base term (excluding extension, renewal or other option);

          7.   Insurance Premiums (as defined in the Security Instruments);

          8.   legal, accounting and other professional fees and expenses;

          9. the cost of all equipment to be used in the ordinary course of business, which is not capitalized in accordance with the Uniform System of Accounts;

          10. Taxes and Other Charges (as such terms are defined in the Security Instruments);

          11.  advertising and other marketing costs and expenses;

          12.  casualty losses to the extent not reimbursed by a third party;

          13. all amounts that are reserved for hereunder and the Security Instruments, including those funds which are deposited into the FF&E Reserve Account or would be required to be deposited in the FF&E Reserve Account in the event the FF&E Reserve Account is not yet established;

          14. all amounts that are required to be reserved for under the Operating Lease, including the Capital Expenditure Reserve (as defined in the Operating Lease), to the extent such amounts are not duplicative of the amounts set forth in clause (M) above; and

          15. a furniture, fixtures and equipment reserve equal to the greater of (i) such reserves required under the Management Agreement and the Franchise Agreement and (ii) five percent (5%) of Gross Income, to the extent such amounts are not duplicative of the amounts set forth in clause (M) above.

     Notwithstanding the foregoing, Expenses shall not include (i) depreciation or amortization or any other non-cash item of expense unless approved by Lender;
(ii) interest, principal, fees, costs and expense reimbursements of Lender in administering the Loan but not in exercising any of its rights under this Agreement or the other Loan Documents; or (iii) any expenditure (other than leasing commissions, tenant concessions and improvements and replacement reserves) which is properly treatable as a capital item under the Uniform System of Accounts.

          "FF&E" shall mean fixtures, furniture and Personal Property (as
           ----
defined in the Security Instruments).

          "FF&E Credit Amount" shall mean, with respect to any Quarterly Period,
           ------------------
the amount by which (a) the FF&E Expenditures during such Quarterly Period exceeds (a) the Quarterly FF&E Reserve Amount applicable to such Quarterly Period.

          "FF&E Expenditures"  shall mean, with respect to any period, the
           -----------------
amounts spent by Borrower in respect of FF&E for the Properties but shall in no event include amounts spent in respect of Deferred Maintenance and Environmental Remediation Conditions.

          "FF&E Required Reserve Amount" shall mean an amount equal to the
           ----------------------------
product of (x) one twelfth (1/12) and (y) four percent (4%) and (z) gross income derived from the operation of the Properties, including, without limitation, rents and accounts receivable during the twelve-month period immediately preceding the first day of the second month immediately preceding the Payment Date for which such amount is calculated.

          "Franchise Fee" shall mean the fee payable to a Franchisor pursuant to
           -------------
a Franchise Agreement.

          "Guarantors"  shall mean the guarantors pursuant to that certain
           ----------
Guaranty of Recourse Obligations dated as of the date hereof.

          "Gross Income" shall mean, for purposes of calculating NOI with
           ------------
respect to any Property for any given period, the gross income derived from the operation of such Property for such period.

          "Legal Requirements" shall mean:
           ------------------

               (a) all governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions of Governmental Authorities (including, without limitation, Environmental Laws) affecting an Borrower or a Property or any part thereof or the construction, ownership, use, alteration or operation thereof, or any part thereof (whether now or hereafter enacted and in force),

               (b) all permits, licenses and authorizations and regulations relating thereto, and

               (c) all covenants, conditions and restrictions contained in any instruments at any time in force (whether or not involving Governmental Authorities) affecting a Property or any part thereof which, in the case of this clause (iii), require repairs, modifications or alterations in or to a Property or any part thereof, or in any material way limit or restrict the existing use and enjoyment thereof.

          "Lien" shall mean any mortgage, deed of trust, security title and/or
           ----
security interest through a security deed, lien (statutory or other), pledge, hypothecation, assignment, preference, priority, security interest, or any other encumbrance or charge on or affecting a Property or any portion thereof or an Borrower, or any interest therein (including, without limitation, any conditional sale or other title retention agreement, any sale-leaseback, any financing lease having substantially the same economic effect as any of the foregoing, the filing of any financing statement or similar instrument under the Uniform Commercial Code or comparable law of any other jurisdiction, domestic or foreign, and mechanics', materialmen's and other similar liens and encumbrances).

          "Low NOI Period" shall mean a period (i) beginning with a Payment Date
           --------------
(the "Commencement Date") with respect to which (A)(I) NOI has been less than $57,032,913 (the "Low NOI Amount") or (II) the Debt Service Coverage Ratio is less than 1.5x (the "Low Debt Service Threshold") for the NOI/DS Test Period ending on the second Payment Date preceding such Commencement Date or (B) a Bankruptcy Event has occurred with respect to the Operating Tenant since the immediately preceding Payment Date, and (ii) ending on, as applicable,
(A) the first Payment Date immediately following the last day of the NOI/DS Test Period coinciding with the second consecutive fiscal quarter following the applicable Commencement Date for which (I) Borrower can demonstrate to the satisfaction of Lender that NOI has been greater than the Low NOI Amount or (II) the Debt Service Coverage Ratio is greater than the Low Debt Service Threshold, or (B) the last day of the calendar month in which a Bankruptcy Event no longer exists with respect to the Operating Tenant.

          "Management Fee" shall mean the fee payable to a Manager pursuant to
           --------------
the terms of a Management Agreement.

          "Mortgage Loan Borrowers" shall mean all of the Borrowers.
           -----------------------

          "NOI" as used herein shall mean, with respect to any Property, for any
           ---
given period, the Gross Income for such Property for such period less Expenses attributable to such Property for such period, as more particularly described on the operating statements for the Property delivered by Borrower or Operating Tenant to Lender pursuant to the Security Instruments. NOI shall include only Rents and Accounts Receivable actually earned by the applicable Operating Tenant in accordance with the Uniform System of Accounts (as defined in the Security Instruments) and such other income, including any rent loss or business interruption insurance proceeds, laundry, parking, vending or concession income, late fees, forfeited security deposits and other miscellaneous tenant charges and Expenses actually paid or payable on an accrual basis attributable to such Property on an annualized basis during the applicable period ending on the last day of the month that is two calendar months prior to the month during which the NOI is being calculated, as set forth on operating statements satisfactory to Lender. NOI shall be calculated on an accrual basis in accordance with the Uniform System of Accounts. Notwithstanding the foregoing, NOI shall not include
(a) condemnation or insurance proceeds (excluding rent or business interruption insurance proceeds); (b) any proceeds from the sale, exchange, transfer, financing or refinancing of all or any portion of the Property for which it is to be determined, (c) amounts received from tenants as security deposits; or (d) any other type of income otherwise includible in NOI but paid directly by any tenant to a person or entity other than Borrower or Operating Tenant or their respective agents or representatives, unless such amounts are included as an Expense.

          "NOI/DS Test Period" shall mean, with respect to any Payment Date
           ------------------
commencing with respect to the third Payment Date during the term of the Loan, each successive twelve month period ending on a Payment Date.

          "Officer's Certificate" shall mean a certificate made by an individual
           ---------------------
authorized to act on behalf of a Borrower pursuant to the organizational documents of such Borrower.

          "Optional Defeasance Date" means the earlier of (a) the third
           ------------------------
anniversary of the Closing Date and (b) the day after the second anniversary of the "start-up day" (within the meaning of Section 860G(a)(9) of the Code) of the REMIC Trust.

          "Permitted Investments" shall mean the following, subject to
           ---------------------
qualifications hereinafter set forth:

          1. Obligations of, or obligations guaranteed as to principal and interest by, the U.S. government or any agency or instrumentality thereof, when such obligations are backed by the full faith and credit of the United States of America. These obligations include, but are not limited to:

               Treasury obligations (all direct or fully guaranteed US obligations)
               Farmers Home Administration Certificates of beneficial ownership General Services Administration Participation certificates Maritime Administration Guaranteed Title XI financing
               Small Business Administration Guaranteed participation certificates Guaranteed pool certificates
               Department of Housing and Urban Development Local authority bonds Washington Metropolitan Area Transit Authority Guaranteed transit bonds

          2. Obligations of government-sponsored agencies that are not backed by the full faith and credit of the U.S., where the obligation is limited to those instruments that have a predetermined fixed dollar amount of principal due at maturity that cannot vary or change. These obligations are limited to:

               Federal Home Loan Mortgage Corp. (FHLMC)Debt obligations
               Farm Credit System (formerly: Federal Land Banks, Federal Intermediate Credit Banks, and Banks for
               Cooperatives)Consolidated system wide bonds and notes
               Federal Home Loan Banks (FHL Banks)Consolidated debt obligations Federal National Mortgage Association (FNMA)Debt obligations Student Loan Marketing Association (SLMA)Debt obligations Financing Corp. (FICO)Debt obligations
               Resolution Funding Corp. (REFCORP)Debt obligations.

          3. Federal funds, unsecured certificates of deposit, time deposits, banker's acceptances, and repurchase agreements having maturities of not more than 365 days of any bank, the short-term debt obligations of which are rated "A-1+" (or the equivalent) by each Rating Agency.

          4. Deposits that are fully insured by the Federal Deposit Insurance Corp. (FDIC).

          5. Debt obligations maturing in 365 days or less that are rated AAA or higher (or the equivalent) by each Rating Agency.

          6. Commercial paper rated "A-1+" (or the equivalent) by each Rating Agency and maturing in 365 days or less.

          7. Investments in certain short-term debt of issuers rated "A-1+" (or the equivalent) by each Rating Agency may be permitted with certain restrictions. The total amount of debt from "A-1+" issuers must be limited to the investment of an amount equal to Monthly Debt Service Payment Amount. The total amount of "A-1+" investments should not represent more than twenty percent (20%) of the rated issue's outstanding principal amount and each investment should not mature beyond thirty (30) days. Investment in "A-1+" (or the equivalent) rated securities are not eligible for reserve accounts, cash collateral accounts, or other forms of credit enhancement. Short-term debt for purposes of this definition includes: commercial paper, federal funds, repurchase agreements, unsecured certificates of deposit, time deposits, and banker's acceptances.

          8. Investment in money market funds rated "AAAm" or "AAAm-G" (or the equivalent) by the Rating Agency.

          9. Such other investments as shall be approved in writing by means of a Rating Confirmation.

Notwithstanding the foregoing, "Permitted Investments": (i) shall exclude any security with the Standard & Poor's "r" symbol (or any other Rating Agency's corresponding symbol) attached to the rating (indicating high volatility or dramatic fluctuations in their expected returns because of market risk), as well as any mortgage-backed securities and any security of the type commonly known as "strips"; (ii) shall not have maturities in excess of one year; (iii) as to the investments described in (1), (2), (3), (4), (5), (6) and (7): the obligations shall be limited to those instruments that have a predetermined fixed dollar of principal due at maturity that cannot vary or change; interest may either be fixed or variable; and any variable interest should be tied to a single interest rate index plus a single fixed spread (if any), and move proportionately with that index; and (iv) shall exclude any investment where the right to receive principal and interest derived from the underlying investment provide a yield to maturity in excess of 120% of the yield to maturity at par of such underlying investment. No investment shall be made which requires a payment above par for an obligation if the obligation may be prepaid at the option of the issuer thereof prior to its maturity. All investments, other than those payable on demand, shall mature or be redeemable upon the option of the holder thereof on or prior to the earlier of (x) three (3) months from the date of their purchase or (y) the Business Day preceding the day before the date such amounts are required to be applied hereunder.

          "Person" shall mean any individual, sole proprietorship, corporation,
           ------
general partnership, limited partnership, limited liability company or partnership, joint venture, association, joint stock company, bank, trust, estate, unincorporated organization, any federal, state, county or municipal government (or any agency or political subdivision thereof), endowment fund or any other form of entity.

          "Property Manager" shall mean, with respect to any Property, the
           ----------------
Person named in the definition of "Qualified Manager" appointed in accordance with Section 3.12 of the Security Instruments.

          "Quarterly FF&E Credit Amount" shall mean, with respect to any
           ----------------------------
Quarterly Period, the amount by which (a) the amount of FF&E Expenditures during such Quarterly Period exceeds (b) the Quarterly FF&E Reserve Amount applicable to such Quarterly Period.

          "Quarterly FF&E Reserve Amount" shall mean three times the applicable
           -----------------------------
FF&E Required Reserve Amount.

          "Quarterly Period" means, for each calendar year, each successive
           ----------------
three month period beginning on (and including) the Payment Date in October, 1999, provided, however, that the period from the date of closing through September 30, 1999 shall be deemed to be a Quarterly Period for purposes of Section 6.5 hereof and any calculations with respect to such Quarterly Period shall be on a prorated basis.

          "Quarterly FF&E Shortfall Amount" means, with respect to any Quarterly
           -------------------------------
Period, the amount by which (a) the Quarterly FF&E Reserve Amount applicable to such Quarterly Period exceeds (b) the amount of FF&E Expenditures during such Quarterly Period plus any Quarterly FF&E Credit Amount applicable to such period.

          "Rating Agency (or, as the context requires, "Rating Agencies")" shall
           --------------------------------------------------------------
mean each of Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies, Inc. ("Standard & Poor's"), Moody's Investors Service, Inc.
                  -----------------
("Moody's"), and any other nationally-recognized statistical rating agency from
  -------
time to time selected by Lender and rating the Certificates issued in connection with the Securitization.

          "Rating Confirmation"  With respect to the matter in question, shall
           -------------------
mean that as a condition precedent thereto the Rating Agency shall have confirmed in writing that (i)such investment, replacement, action or inaction shall not result, in and of itself, in a downgrade, withdrawal or qualification of any rating then assigned to any outstanding Certificates (if the Securitization has occurred), or (ii)such investment, replacement, action or inaction would not result, in and of itself, in a downgrade, withdrawal or qualification of any rating for proposed Certificates then under consideration by the Rating Agency (if the Securitization has not yet occurred).

          "Reference Date" shall mean January 1, 2000 and the 1/st/  day of each
           --------------
July and January thereafter.

          "Release Amount" shall mean, for each Property, 125% of the Allocated
           --------------
Loan Amount relating to such Property.

          "REMIC" shall mean a "real estate mortgage investment conduit" within
           -----
the meaning of Section 860D of the Code.

          "REMIC Trust" shall mean a REMIC which holds any Note or Notes.
           -----------

          "Securities Act" shall mean the Securities Act of 1933, as amended
           --------------
from time to time.

          "Securitization"  shall have the meaning set forth in the Cooperation
           --------------
Agreement.

          "Treasury Constant Yield" shall mean the arithmetic mean of the rates
           -----------------------
published as "Treasury Constant Maturities" as of 5:00 p.m., New York time, for the five Business Days preceding the date on which acceleration has been declared, as shown on the USD screen of the Telerate service, or if such service is not available, the Bloomberg service, or if neither the Telerate nor the Bloomberg service is available, under Section 504 in the weekly statistical release designated H.15519 (or any successor publication) published by the Board of Governors of the Federal Reserve System, for "On the Run" U.S. Treasury obligations corresponding to the Payment Date occurring on the Maturity Date; if no such maturity shall so exactly correspond, yields for the two most closely corresponding published maturities shall be calculated pursuant to the foregoing sentence and the

Treasury Constant Yield shall be interpolated or extrapolated (as applicable) from such yields on a straightline basis (rounding, in the case of relevant periods, to the nearest month).



                        [NO FURTHER TEXT ON THIS PAGE]

          IN WITNESS WHEREOF, Borrower and Lender have duly executed this Agreement the day and year first above written.


                         BORROWERS

                         EQUISTAR IRVINE COMPANY, L.L.C., a Delaware limited liability company

                         By: MeriStar Hospitality Operating Partnership, L.P., a Delaware limited partnership, its managing member

                              By:  MeriStar Hospitality Corporation, a
                                   Maryland corporation, its general partner


                                   By:  ________________________________________

                                        An Phung
                                        Assistant Treasurer

                         CAPSTAR SACRAMENTO COMPANY, L.L.C., a Delaware limited liability company

                         By: MeriStar Hospitality Operating Partnership, L.P., a Delaware limited partnership, its managing member

                              By: MeriStar Hospitality Corporation, a Maryland corporation, its general partner


                                   By:  ________________________________________


                                        An Phung
                                        Assistant Treasurer

                         MERISTAR DEL REY, L.L.C., a Delaware limited liability company

                         By: MeriStar Hospitality Operating Partnership, L.P., a Delaware limited partnership, its managing member

                              By: MeriStar Hospitality Corporation, a Maryland corporation, its general partner

                                    By: ________________________________________

                                        An Phung

                                        Assistant Treasurer
                         CAPSTAR SAN FRANCISCO COMPANY, L.L.C., a Delaware limited liability company

                         By: MeriStar Hospitality Operating Partnership, L.P., a Delaware limited partnership, its managing member

                              By: MeriStar Hospitality Corporation, a Maryland corporation, its general partner


                                   By:  ________________________________________

                                        An Phung
                                        Assistant Treasurer

                         MERISTAR SECURED HOLDINGS LLC, a Delaware limited liability company

                         By: MeriStar Hospitality Operating Partnership, L.P., a Delaware limited partnership, its managing member

                              By: MeriStar Hospitality Corporation, a Maryland corporation, its general partner


                                   By:  ________________________________________

                                        An Phung
                                        Assistant Treasurer

                         CAPSTAR ENGLEWOOD COMPANY, L.L.C, a Delaware limited liability company

                         By: MeriStar Hospitality Operating Partnership, L.P., a Delaware limited partnership, its managing member

                              By: MeriStar Hospitality Corporation., a Maryland corporation, its general partner


                                   By:  ________________________________________

                                        An Phung
                                        Assistant Treasurer

                         EQUISTAR COLORADO COMPANY, L.L.C., a Delaware limited liability company

                         By: MeriStar Hospitality Operating Partnership, L.P., a Delaware limited partnership, its managing member

                              By: MeriStar Hospitality Corporation, a Maryland corporation, its general partner


                                   By:  ________________________________________

                                        An Phung
                                        Assistant Treasurer

                         CAPSTAR LAFAYETTE COMPANY, L.L.C., a Delaware limited liability company

                         By: MeriStar Hospitality Operating Partnership, L.P., a Delaware limited partnership, its managing member

                              By: MeriStar Hospitality Corporation, a Maryland corporation, its general partner


                                    By: ________________________________________

                                        An Phung
                                        Assistant Treasurer

                         EQUISTAR SOMERSET COMPANY, L.L.C., a Delaware limited liability company

                         By: MeriStar Hospitality Operating Partnership, L.P., a Delaware limited partnership, its managing member

                              By: MeriStar Hospitality Corporation, a Maryland corporation, its general partner


                                   By:  ________________________________________

                                        An Phung
                                        Assistant Treasurer

                         CAPSTAR ALBUQUERQUE COMPANY, L.L.C., a Delaware limited liability company

                         By: MeriStar Hospitality Operating Partnership, L.P., a Delaware limited partnership, its managing member

                              By: MeriStar Hospitality Corporation, a Maryland corporation, its general partner


                                   By:  ________________________________________

                                        An Phung
                                        Assistant Treasurer

                         EQUISTAR CHARLOTTE COMPANY, L.L.C., a Delaware limited liability company

                         By: MeriStar Hospitality Operating Partnership, L.P., a Delaware limited partnership, its managing member

                              By: MeriStar Hospitality Corporation, a Maryland corporation, its general partner


                                   By:  ________________________________________
                                        An Phung
                                        Assistant Treasurer

                         BA PARKWAY ASSOCIATES II, L.P., a Delaware limited partnership

                         By: MeriStar PA SPE LLC, a Delaware limited liability company, its general partner

                              By: MeriStar Hospitality Operating Partnership, L.P., a Delaware limited partnership, its managing member

                                   By:  MeriStar Hospitality Corporation, a
                                        Maryland corporation, its general
                                        partner


                                        By:  ___________________________________

                                             An Phung
                                             Assistant Treasurer

                         EQUISTAR ARLINGTON PARTNERS, L.P., a Delaware limited partnership

                         By: MeriStar SPE LLC, a Delaware limited liability company, its general partner

                              By: MeriStar Hospitality Operating Partnership, L.P., a Delaware limited partnership, its managing member

                                    By:  MeriStar Hospitality Corporation, a
                                         Maryland corporation, its general
                                         partner


                                         By: ___________________________________

                                             An Phung
                                             Assistant Treasurer

                         CAPSTAR AP PARTNERS, L.P., a Delaware limited partnership

                         By: MeriStar Austin SPE LLC, a Delaware limited liability company, its general partner

                              By: MeriStar Hospitality Operating Partnership, L.P., a Delaware limited partnership, its managing member

                                   By:  MeriStar Hospitality Corporation, a
                                        Maryland corporation, its general
                                        partner


                                        By:  ___________________________________

                                             An Phung
                                             Assistant Treasurer

                         CAPSTAR WESTCHASE PARTNERS, L.P., a Delaware limited partnership

                         By: Westchase SPE LLC, a Delaware limited liability company, its general partner

                              By: MeriStar Hospitality Operating Partnership, L.P., a Delaware limited partnership, its managing member

                                   By:  MeriStar Hospitality Corporation, a
                                        Maryland corporation, its general
                                        partner


                                        By:  ___________________________________

                                             An Phung
                                             Assistant Treasurer

                         MERISTAR WEST LOOP, L.P., a Delaware limited partnership

                         By: MeriStar SPE LLC, a Delaware limited liability company, its general partner

                              By: MeriStar Hospitality Operating Partnership, L.P., a Delaware limited partnership, its managing member

                                   By:  MeriStar Hospitality Corporation, a
                                        Maryland corporation, its general
                                        partner


                                        By:  ___________________________________

                                             An Phung
                                             Assistant Treasurer

                         MADISON MOTEL ASSOCIATES, LLP, a Wisconsin limited liability partnership

                         By: MeriStar Hospitality Operating Partnership, L.P., a Delaware limited partnership, its limited liability partner

                              By: MeriStar Hospitality Corporation, a Maryland corporation, its general partner


                                   By:  ________________________________________

                                        An Phung
                                        Assistant Treasurer


                         LENDER:

                         LEHMAN BROTHERS HOLDINGS, INC. d/b/a Lehman Capital, a division of Lehman Brothers Holdings, Inc.


                         By:  __________________________________________________
                              Name:
                              Title:

                                  SCHEDULE A


-----------------------------------------------------------------------------------------------------
              Property                         Borrower            Allocated Loan      Loan-to-Value
                                                                       Amount             Ratio
-----------------------------------------------------------------------------------------------------
1.  Hilton Hotel Orange County        EquiStar Irvine                $18,010,000           53.8%
    Airport                           Company, L.L.C.
    Irvine, California
-----------------------------------------------------------------------------------------------------
2.  Hilton Sacramento Arden           CapStar Sacramento             $18,810,000           53.7%
    West                              Company, L.L.C.
    Sacramento, California
-----------------------------------------------------------------------------------------------------
3.  Courtyard by Marriott             MeriStar Del Rey, L.L.C.       $17,630,000           53.8%
    Marina Del Rey, California
-----------------------------------------------------------------------------------------------------
4.  Sheraton at Fisherman's           CapStar San Francisco          $53,380,000           53.8%
    Wharf                             Company, L.L.C.
    San Francisco, California
-----------------------------------------------------------------------------------------------------
5.  Crowne Plaza                      MeriStar Secured               $15,980,000           53.8%
    San Jose, California              Holdings LLC
-----------------------------------------------------------------------------------------------------
6.  Embassy Suites Denver South       CapStar Englewood              $14,620,000           44.1%
    Denver, Colorado                  Company, L.L.C.
-----------------------------------------------------------------------------------------------------
7.  Sheraton Colorado Springs         Equistar Colorado              $14,510,000           53.7%
    Colorado Springs,                 Company, L.L.C.
    Colorado
-----------------------------------------------------------------------------------------------------
8.  Holiday Inn Select New            MeriStar Secured               $13,060,000           53.7%
    Orleans Airport                   Holdings LLC
    Kenner, Louisiana
-----------------------------------------------------------------------------------------------------
9.  Hilton & Towers                   CapStar Lafayette              $11,400,000           53.8%
    Lafayette, Louisiana              Company, L.L.C.
-----------------------------------------------------------------------------------------------------
10.  Hilton Hotel                     MeriStar Secured               $ 8,920,000           53.7%
     Grand Rapids, Michigan           Holdings LLC
-----------------------------------------------------------------------------------------------------
11.  Marriott Somerset                EquiStar Somerset              $31,290,000           53.8%
     Somerset, New Jersey             Company, L.L.C.
-----------------------------------------------------------------------------------------------------
12.  Double Tree                      CapStar Albuquerque            $10,370,000           53.7%
     Albuquerque, New Mexico          Company, L.L.C.
-----------------------------------------------------------------------------------------------------
13.  Sheraton Airport Plaza Hotel     EquiStar Charlotte             $11,290,000           53.8%
     Charlotte, North Carolina        Company, L.L.C.
-----------------------------------------------------------------------------------------------------
14.  Embassy Suites                   BA Parkway Associates
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
              Property                         Borrower            Allocated Loan      Loan-to-Value
                                                                       Amount             Ratio
-----------------------------------------------------------------------------------------------------
     Philadelphia, Pennsylvania       II, L.P.                       $15,610,000           44.1%
-----------------------------------------------------------------------------------------------------
15.  Hilton                           EquiStar Arlington             $13,710,000           53.8%
     Arlington, Texas                 Partners, L.P.
-----------------------------------------------------------------------------------------------------
16.  Doubletree Austin                CapStar AP  Partners, L.P.     $13,140,000           44.1%
     Austin, Texas
-----------------------------------------------------------------------------------------------------
17.  Hilton Inn Westchase &           CapStar Westchase              $18,600,000           53.8%
     Towers                           Partners, L.P.
     Houston, Texas
-----------------------------------------------------------------------------------------------------
18.  Marriott Houston West Loop       MeriStar West Loop, L.P.       $20,960,000           53.7%
     Houston, Texas
-----------------------------------------------------------------------------------------------------
19.  Crowne Plaza Madison East        Madison Motel                  $ 8,710,000           53.8%
     Towne                            Associates, LLP
     Madison, Wisconsin
-----------------------------------------------------------------------------------------------------
           Total
-----------------------------------------------------------------------------------------------------

                                  SCHEDULE 1

                              Note One Borrowers


EquiStar Irvine Company, L.L.C.
CapStar Sacramento Company, L.L.C.
MeriStar Del Rey, L.L.C.
CapStar San Francisco Company, L.L.C.
MeriStar Secured Holdings LLC
CapStar Englewood Company, L.L.C.
EquiStar Colorado Company, L.L.C.
CapStar Lafayette Company, L.L.C.
EquiStar Somerset Company, L.L.C.
CapStar Albuquerque Company, L.L.C.
EquiStar Charlotte Company, L.L.C.
EquiStar Arlington Partners, L.P.
CapStar Westchase Partners, L.P.
MeriStar West Loop, L.P.
Madison Motel Associates, LLP

                                  SCHEDULE 2

                              Note Two Borrowers


BA Parkway Associates II, L.P.
CapStar AP Partners, L.P.

The Properties owned by the foregoing Note Two Borrowers are sometimes referred to in the Loan Documents as the JV Properties.

                                  SCHEDULE 3

                               San Jose Release

                                  SCHEDULE 4

                                   Diversity


"Geographic Diversity Threshold" shall mean that (i) the percentage of the total net cash flow (on a trailing 12 month basis) of all of the Properties which is derived from the Properties located in the State of California shall not exceed __% [origination plus 5%], (ii) the percentage of the total net cash flow (on a trailing 12 month basis) of all of the Properties which is derived from the Properties located in the State of Texas shall not exceed __% [origination plus 5%], and (iii) the percentage of the total net cash flow (on a trailing 12 month basis) of all of the Properties which is derived from the Properties located in any one State (other than California or Texas) shall not exceed 15%.

"Franchise Diversity Threshold" shall mean that (i) there shall not be less than the Minimum Number of Flags (defined below) represented among the Properties,
(ii) with respect to Properties operated under a Hilton Hotel franchise license, the underwritten net cash flow, as determined be Lender, with respect to such Properties shall not exceed 40% of such net cash flow of the Properties, (iii) with respect to Properties operated under a Sheraton Hotel franchise license, the underwritten net cash flow, as determined be Lender, with respect to such Properties shall not exceed 37% of such net cash flow of the Properties, (iv) with respect to Properties operated under a Marriott Hotel franchise license, the underwritten net cash flow, as determined be Lender, with respect to such Properties shall not exceed 29% of such net cash flow of the Properties, and
(v) with respect to Properties operated under any franchise license other than Hilton or Sheraton, the underwritten net cash flow, as determined be Lender, with respect to such Properties shall not exceed 15.5% of such net cash flow of the Properties.

"Minimum Number of Flags" shall mean, in terms of actual flags rather than franchise operators, the lesser of (i) six and (ii) the number of flags defined as either "luxury" or "upscale" pursuant to Smith Travel Reports.

                                  SCHEDULE 5

                                     PIPs

   Schedule begins on next page.

                                  SCHEDULE 6

               Deferred Maintenance and Environmental Compliance


   Schedule begins on next page.

                                  SCHEDULE 7

                       Operating Tenants and Franchisors

  (The following property nos. correspond to the property nos. on Schedule A)

------------------------------------------------------------------------------
   Property         Operating Tenants                  Franchisors
      No.
------------------------------------------------------------------------------
      1     MeriStar H&R Operating           Hilton Inns, Inc.
            Company, L.P. (the "MeriStar
            Tenant")
------------------------------------------------------------------------------
      2.    MeriStar Tenant                  Hilton Inns, Inc.
------------------------------------------------------------------------------
      3.    AGH Leasing, L.P. (the "AGH      Marriott International, Inc.
            Tenant")
------------------------------------------------------------------------------
      4.    MeriStar Tenant                  ITT Sheraton Corporation
------------------------------------------------------------------------------
      5.    AGH Tenant                       Holiday Inns Franchising, Inc.
------------------------------------------------------------------------------
      6.    MeriStar Tenant                  Promus Hotels, Inc.
------------------------------------------------------------------------------
      7.    MeriStar Tenant                  ITT Sheraton Corporation
------------------------------------------------------------------------------
      8.    AGH Tenant                       Holiday Inns Franchising, Inc.
------------------------------------------------------------------------------
      9.    MeriStar Tenant                  Hilton Inns, Inc.
------------------------------------------------------------------------------
     10.    AGH Tenant                       Hilton Inns, Inc.
------------------------------------------------------------------------------
     11.    MeriStar Tenant                  Marriott International, Inc.
------------------------------------------------------------------------------
     12.    MeriStar Tenant                  Doubletree Systems, Inc.
------------------------------------------------------------------------------
     13.    MeriStar Tenant                  ITT Sheraton Corporation
------------------------------------------------------------------------------
     14.    MeriStar Tenant                  Promus Hotels, Inc.
------------------------------------------------------------------------------
     15.    MeriStar Tenant                  Hilton Inns, Inc.
------------------------------------------------------------------------------
     16.    MeriStar Tenant                  Doubletree Hotel Systems, Inc.
------------------------------------------------------------------------------
     17.    MeriStar Tenant                  Marriott International, Inc.
------------------------------------------------------------------------------
     18.    AGH Tenant                       Hilton Inns, Inc.
------------------------------------------------------------------------------
     19.    AGH Tenant                       Holiday Inns Franchising, Inc.
------------------------------------------------------------------------------

                                   EXHIBIT A

                         NOTICE OF REQUEST FOR RELEASE
                                  [BORROWER]

                                                 ______________________, 19_____


[LENDER]

Ladies and Gentlemen:

     We refer to that certain mortgage loan made by [Lender] to us in the original principal sum of $___________ secured by premises known as ____________________________, [City], [State], [_____________________________,
                               ----    -----
[City], [State], and ________________________, [City], [State] evidenced by a
Note (the "Note") and secured by a [those certain] Mortgage(s)/Deed(s) of Trust covering said premises ([collectively] the "Security Instruments") and Loan Agreement made by and between us and Lender, each dated as of ________, 1999 (the "Loan"). All capitalized terms used herein shall have the same meanings herein as they have in the Loan Agreement.

     On or about ___________ ____, 19___ (the "Release Date"), we shall deliver to you $__________, together with all other sums required under the Loan Agreement.

     In connection with the defeasance, we also request a Property Release of the premises known as ________________________, [City], [State] (the "Release Premises") pursuant to Section 3 of the Loan Agreement covering the Release Premises. In order to induce you to make a Property Release of the Release Premises from the lien of the related Security Instruments, the undersigned hereby represents and certifies as follows:

20.  No Event of Default has occurred and is continuing.

21. The Debt Service Coverage Ratio (as defined in the Loan Agreement) for the Properties, after giving effect to the Property Release, shall be equal to or greater than greater of (i) the Origination Debt Service Coverage Ratio and the (ii) Debt Service Coverage Ratio for the Properties immediately prior to the Property Release.

22. All legal, record, beneficial and economic interests of the Release Premises shall, on the Release Date, simultaneously with the Property Release, be transferred and conveyed to a Release Premises Transferee.

     Borrower hereby request a Property Release of the Release Premises from the lien of the Security Instrument and related Loan Documents.


                                                 [BORROWER]